                                                                   EXHIBIT 10.10

                           AMENDMENT AND RESTATEMENT

                                      OF

                             WHITTAKER CORPORATION
                            EMPLOYEES' PENSION PLAN

                             WHITTAKER CORPORATION
                            EMPLOYEES' PENSION PLAN



     Whittaker Corporation, a Delaware corporation, hereinafter referred to as the "Company," hereby adopts the defined benefit pension plan set forth below (the "Plan") as an amendment and complete restatement of its current defined benefit pension plan. The Plan is a defined benefit pension plan intended to qualify under Section 401 of the Code, and the trust established pursuant to the Plan is an employees' trust intended to constitute a tax-exempt organization under Section 501 of the Code. The provisions of the Plan as amended and restated herein shall only apply to Participants who terminate employment after the Effective Date, except as otherwise required by law for those provisions pursuant to the Tax Reform Act of 1986 (TRA '86) and subsequent legislation including but not limited to the Consolidated Omnibus Budget Reconciliation Act which are effective respectively as of January 1, 1989, January 1, 1990, January 1, 1991, January 1, 1992 and January 1, 1993.

     This 1994 amendment and restatement incorporates all amendments made to the 1988 amendment and restatement and also serves to further document the Company's intention to freeze the accrual of benefits under the Plan as of October 31, 1994 by ceasing to count as Plan Compensation and Final Average Earnings any remuneration paid after December 31, 1994 and as Benefit Service any period of employment after October 31, 1994. Vested Service, however, will continue to accrue in accordance with the applicable Plan provisions.

                             WHITTAKER CORPORATION
                            EMPLOYEES' PENSION PLAN

                               TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I - DEFINITIONS..................................................    I-1
     1.01   Accrued Benefit..............................................    I-1
     1.02   Actuarial Equivalent.........................................    I-1
     1.03   Adjustment Factor............................................    I-2
     1.04   Affiliated Company...........................................    I-2
     1.05   Applicable Interest Rate.....................................    I-2
     1.06   Beneficiary..................................................    I-2
     1.07   Benefit Commencement Date....................................    I-2
     1.08   Benefit Service..............................................    I-3
     1.09   Board........................................................    I-4
     1.10   Code.........................................................    I-4
     1.11   Committee....................................................    I-4
     1.12   Company......................................................    I-4
     1.13   Compensation.................................................    I-4
     1.14   Day of Service...............................................    I-7
     1.15   Defined Benefit Dollar Limitation............................    I-8
     1.16   Defined Benefit Plan.........................................    I-8
     1.17   Defined Contribution Dollar Limitation.......................    I-9
     1.18   Defined Contribution Plan....................................    I-9
     1.19   Disability...................................................    I-9
     1.20   Early Retirement Age.........................................    I-9
     1.21   Effective Date...............................................    I-9
     1.22   Eligible Spouse..............................................    I-9
     1.23   Employee.....................................................    I-9
     1.24   Enrolled Actuary.............................................    I-9
     1.25   ERISA........................................................    I-9
     1.26   Final Average Earnings.......................................   I-10
     1.27   Includable Compensation......................................   I-11
     1.28   Investment Advisory Committee................................   I-11
     1.29   Investment Manager...........................................   I-12
     1.30   Leased Employee..............................................   I-12
     1.31   Limitation Year..............................................   I-12
     1.32   Minimum Accrual..............................................   I-12
     1.33   Minimum Benefit..............................................   I-12

                                      (i)

     1.34   Normal Benefit..............................................    I-12
     1.35   Normal Retirement Age.......................................    I-12
     1.36   Normal Retirement Benefit...................................    I-13
     1.37   One Year Break in Service...................................    I-13
     1.38   Participant.................................................    I-13
     1.39   Participating Company.......................................    I-13
     1.40   Plan........................................................    I-13
     1.41   Plan Year...................................................    I-14
     1.42   Qualified Joint and Survivor Annuity........................    I-14
     1.43   Qualified Plan..............................................    I-14
     1.44   Qualified Pre-retirement Survivor Annuity...................    I-14
     1.45   Severance...................................................    I-14
     1.46   Social Security Benefit.....................................    I-14
     1.47   Social Security Retirement Age..............................    I-15
     1.48   Top-Heavy Plan..............................................    I-15
     1.49   Trust Agreement.............................................    I-15
     1.50   Trust Fund..................................................    I-16
     1.51   Trustee.....................................................    I-16
     1.52   Vested Service..............................................    I-16
     1.53   Welfare Benefit Fund........................................    I-17

ARTICLE II - ELIGIBILITY TO PARTICIPATE.................................    II-1
     2.01   Initial Eligibility to Participate..........................    II-1
     2.02   Subsequent Eligibility to Participate.......................    II-1
     2.03   Exclusions from Participation...............................    II-1
     2.04   Participation Following a Severance.........................    II-3
     2.05   Leased Employees............................................    II-4
     2.06   Participation Freeze........................................    II-5

ARTICLE III - PARTICIPANT CONTRIBUTIONS.................................   III-1
     3.01   Participant Contributions Prohibited........................   III-1

ARTICLE IV - PARTICIPATING COMPANY CONTRIBUTIONS........................    IV-1
     4.01   Amount of Contribution......................................    IV-1
     4.02   Time of Payment.............................................    IV-1

ARTICLE V - RETIREMENT BENEFITS.........................................     V-1
     5.01   Severance on or After Normal Retirement Age.................     V-1
     5.02   Severance Before Normal Retirement Age......................     V-1
     5.03   Determination of Benefit....................................     V-2
     5.04   Code Section 415 Limitations................................    V-14
     5.05   Forms of Retirement Benefits................................    V-22
     5.06   Special Annuity Provisions..................................    V-24

                                      (ii)

     5.07   Rules Governing Distributions...............................    V-25
     5.08   Relevant Information........................................    V-28
     5.09   Benefits Upon Reemployment..................................    V-28
     5.10   Suspension of Benefits......................................    V-28
     5.11   Prohibition Against Reduction of Accrued Benefit............    V-30
     5.12   Withholding on Payment of Benefits..........................    V-30

ARTICLE VI - DEATH BENEFITS.............................................    VI-1
     6.01   Spousal Death Benefit.......................................    VI-1
     6.02   Commencement of Benefit.....................................    VI-1
     6.03   Certain Spouses.............................................    VI-1
     6.04   Cost of Coverage............................................    VI-2

ARTICLE VII - VESTING...................................................   VII-1
     7.01   Vested Benefit..............................................   VII-1
     7.02   Aggregation of Year's of Vested Service.....................   VII-2
     7.03   Unclaimed Benefits..........................................   VII-3
     7.04   Application of Forfeited Amounts............................   VII-4

ARTICLE VIII - DESIGNATION OF BENEFICIARY...............................  VIII-1
     8.01   Designation of Beneficiary..................................  VIII-1
     8.02   Failure to Designate Beneficiary............................  VIII-1

ARTICLE IX - TOP-HEAVY PLAN PROVISIONS..................................    IX-1
     9.01   Priority over Other Plan Provisions.........................    IX-1
     9.02   Definitions.................................................    IX-1
     9.03   Compensation Taken Into Account.............................    IX-4
     9.04   Minimum Benefit.............................................    IX-5
     9.05   Minimum Vesting.............................................    IX-7
     9.06   Modification of Aggregate Benefit Limit.....................    IX-8

ARTICLE X - ADMINISTRATIVE PROCEDURES...................................     X-1
     10.01  Appointment of Committee Members............................     X-1
     10.02  Officers and Employees of the Committee.....................     X-1
     10.03  Action of the Committee.....................................     X-1
     10.04  Disqualification of Committee Member........................     X-1
     10.05  Expenses of the Committee...................................     X-1
     10.06  Bonding and Compensation....................................     X-2
     10.07  General Powers and Duties of the Committee..................     X-2
     10.08  Specific Powers and Duties of the Committee.................     X-2
     10.09  Allocation of Fiduciary Responsibility......................     X-4
     10.10  Information to be Submitted to the Committee................     X-4
     10.11  Notices, Statements and Reports.............................     X-5
     10.12  Claims Procedure............................................     X-5

                                     (iii)

     10.13  Service of Process..........................................     X-7
     10.14  Payment to Minors or Persons Under Legal Disability.........     X-8
     10.15  Uniform Application of Rules and Policies...................     X-8
     10.16  Funding Policy..............................................     X-8

ARTICLE XI  INVESTMENT OF PLAN ASSETS...................................    XI-1
     11.01  Trust Fund Investments......................................    XI-1
     11.02  General Responsibility and Authority for Investment of
            Trust Assets................................................    XI-1
     11.03  The Trust Agreement.........................................    XI-5
     11.04  Loans Prohibited............................................    XI-5
     11.05  Appointment of Investment Advisory Committee Members........    XI-5
     11.06  Officers and Employees of the Investment Advisory Committee.    XI-5
     11.07  Action of the Investment Advisory Committee.................    XI-5
     11.08  Disqualification of Investment Advisory Committee Member....    XI-6
     11.09  Expenses of the Investment Advisory Committee...............    XI-6
     11.10  Bonding and Compensation....................................    XI-6

ARTICLE XII TERMINATION AND PARTIAL TERMINATION.........................   XII-1
     12.01  Continuance of Plan.........................................   XII-1
     12.02  Complete Vesting............................................   XII-1
     12.03  Allocation of Assets........................................   XII-1
     12.04  Withdrawal by Participating Company.........................   XII-2
     12.05  Prevention of Discrimination on Early Termination...........   XII-2
     12.06  Residual Assets.............................................  XII-10

ARTICLE XIII - AMENDMENT OF THE PLAN....................................  XIII-1
     13.01  Right of Company to Amend Plan..............................  XIII-1
     13.02  Amendment Procedure.........................................  XIII-2
     13.03  Effect on Other Participating Companies.....................  XIII-2

ARTICLE XIV - ADOPTION OF PLAN BY AFFILIATED COMPANIES..................   XIV-1
     14.01  Adoption Procedure..........................................   XIV-1
     14.02  Effect of Adoption by Affiliated Company....................   XIV-1

ARTICLE XV - MISCELLANEOUS..............................................    XV-1
     15.01  Reversion Prohibited........................................    XV-1
     15.02  Bonding, Insurance and Indemnity............................    XV-2
     15.03  Merger, Consolidation or Transfer of Assets.................    XV-2
     15.04  Spendthrift Clause..........................................    XV-3

                                      (iv)

     15.05  Rights of Participants......................................    XV-4
     15.06  Gender, Tense and Headings..................................    XV-4
     15.07  Counterparts................................................    XV-4
     15.08  Governing Law...............................................    XV-5

APPENDIX A - Special Rules for Certain Employees........................     A-1

                                      (v)

                                   ARTICLE I

                                  DEFINITIONS



     1.01 ACCRUED BENEFIT. "Accrued Benefit" means the portion of a Participant's retirement benefit which he has earned as of any date.

     1.02 ACTUARIAL EQUIVALENT. "Actuarial Equivalent" means a form of benefit under which the aggregate payments expected to be received are equal in value to the aggregate payments expected to be received under a different form of benefit using the following assumptions:

            Mortality Tables:      1971 Unisex Group annuity Table (85% of
                                     male rate and 15% of female rate)

            Interest rate:         8% per annum

     Notwithstanding the foregoing, in calculating the present value of a Participant's benefit for purposes of the Lump Sum Option under Section 5.05(c)(4) or for purposes of the immediate distribution of a small benefit under Section 5.07(f), actuarial equivalence shall be determined (1) by using an interest rate no greater than the Applicable Interest Rate if the vested Accrued Benefit (as determined using such rate) is not in excess of $25,000, and (2) by using an interest rate no greater than 120% of the Applicable Interest Rate if the vested Accrued Benefit (as determined under clause (1)) exceeds $25,000, provided that in no event shall the present value of the vested Accrued Benefit as determined under clause (2) be less than $25,000.

     Subject to the foregoing assumptions and limitations, in calculating the present value of a Participant's benefit, actuarial equivalence shall be determined by using the interest rate which produces the greatest benefit.

     The foregoing actuarial assumptions may be changed from time to time by amendment to the Plan. No Participant or Beneficiary shall be deemed to have any right, vested or nonvested, to have his benefit computed under previously adopted actuarial assumptions, except as may be required by Section 411(d)(5) of the Code to prevent the reduction of a Participant's Accrued Benefit.

     Notwithstanding the above, if a benefit is distributed in a form other than a nondecreasing annuity payable for a period not less than the life of a Participant (or in the case of a Qualified Joint and Survivor Annuity, the life of the surviving spouse), the interest rate used in determining the Actuarial Equivalent of that portion of the benefit based on Excess Final Average Earnings, where applicable, shall be an interest rate determined pursuant to Code Section 417.

     1.03 ADJUSTMENT FACTOR. "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, l987.

     1.04   AFFILIATED COMPANY. "Affiliated Company" means:

     (a) Any member of a controlled group of corporations (within the meaning of Section 414(b) of the Code, modified, for purposes of
            Section 5.04, by Section 415(h) of the Code) of which the Company is a member;

     (b) Any trade or business (whether or not incorporated) under common control with the Company (within the meaning of Section 414(c) of the Code, modified, for purposes of Section 5.04, by Section 415(h) of the Code);

     (c) Any member of an affiliated service group (within the meaning of Section 414(m) of the Code) of which the Company is a member; and

     (d)    Any other entity required to be aggregated with the Company under
            Section 414(o) of the Code.

     1.05 APPLICABLE INTEREST RATE. "Applicable Interest Rate" means the interest rate or rates that would be used by the Pension Benefit Guaranty Corporation, as of the first day of the Plan Year in which a distribution is made, for purposes of determining the present value of the Participant's benefit under the Plan if the Plan had terminated on the first day of such Plan Year with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date.

     1.06 BENEFICIARY. "Beneficiary" means the one or more persons or entities entitled to receive distribution of a Participant's interest in the Plan in the event of his death.

     1.07 BENEFIT COMMENCEMENT DATE. "Benefit Commencement Date" means the date upon which payment of a Participant's benefit commences.

     1.08 BENEFIT SERVICE. "Benefit Service" means the number of years of Benefit Service of a Participant determined according to this Section 1.08. A Participant shall be deemed to accrue a full year of Benefit Service for each Plan Year during which he completes at least 365 Days of Service as an Employee of a Participating Company. In addition, a Participant shall be deemed to accrue a fractional year of Benefit Service in any Plan Year in which he completes one or more but less than 365 Days of Service as an Employee of a Participating Company Such fractional year of Benefit Service shall be computed by dividing the number of Days of Service completed by the Participant as an Employee of a Participating Company during such Plan Year by 365.

     Notwithstanding any other provision of the Plan to the contrary, for purposes of determining a Participant's Benefit Service, the following additional rules shall apply:

     (a) No Benefit Service shall be credited to any Employee prior to his commencement of participation in this Plan pursuant to the provisions of Article II, provided, however, that upon commencement of such participation, such Employee's service for a Participating Company prior to commencement of participation shall be taken into account for purposes of this Section (subject, however, to exceptions set forth in subsections (b) through (g), below);

     (b) No Benefit Service shall be credited to any Participant with respect to any period prior to attainment of age 21;

     (c) Effective for Participants who do not complete at least one Day of Service on or after January 1, 1988, no Benefit Service shall be credited to any such Participant with respect to any period after such Participant's attainment of Normal Retirement Age;

     (d) Subject to the provisions of Section 1.14, no Benefit Service shall be credited to any Participant with respect to any period prior to the date on which such Participant's employer became a Participating Company;

     (e) No Benefit Service shall be credited to an Employee with respect to any period of service disregarded under the provisions of Section 2.04;

     (f) Effective for Participants who are hired by a Participating Company after attaining age 60 and prior to January 1, 1988, no Benefit Service shall be credited to any such Participant with respect to any period prior to January 1, 1988.

     (g) Effective October 31, 1994, no further Benefit Service shall accrue on behalf of any current or former Participant.

     1.09   BOARD. "Board" means the Board of Directors of the Company.

     1.10 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     1.11 COMMITTEE. "Committee" means the Pension Committee appointed and acting pursuant to the provisions of Article X.

     1.12 COMPANY. "Company" means Whittaker Corporation, a Delaware corporation. The term "Company" shall also include any successor employer, if the successor employer expressly agrees in writing as of the effective date of succession to continue the Plan and become a party to the Trust Agreement.

     1.13 COMPENSATION. "Compensation" means the full salary and wages (including bonuses, incentive payments, overtime, commissions, shift differentials, and holiday, vacation and sick pay) and other compensation paid by the Company and any Affiliated Company during a Plan Year by reason of services performed by an Employee, subject, however, to the following special rules:

     (a) Fringe benefits (including but not limited to relocation allowance, expense allowance, overseas allowance and other similar items), contributions by the Company or any Affiliated Company to or benefits under any employee benefit plan, except as provided in subsection (b) below, and benefits received from the Whittaker Corporation Long Term Incentive Plan shall not be taken into account in determining Compensation;

     (b) Amounts deducted pursuant to authorization by an Employee or pursuant to requirements of law (including amounts of salary or wages deferred in accordance with Code Section 401(k)) shall be included in Compensation except as specifically provided to the contrary elsewhere in this Plan;

     (c) Amounts paid or payable by reason of services performed during any period in which an Employee is not a Participant under this Plan shall not be taken into account in determining Compensation;

     (d) Amounts not included in the Employee's gross income for his current taxable year pursuant to any nonqualified deferred compensation plan shall not be taken into account in determining Compensation, however, such amounts (other than amounts under stock options) shall be included in Compensation in the year when those amounts are taxable to the Participant;

     (e) Amounts included in any Employee's gross income with respect to life insurance as provided by Code Section 79 shall not be taken into account in determining Compensation;

     (f) Any special cash payment in the nature of a commission, bonus or incentive payment to an Employee whose basic annual salary is at least $50,000 shall not be taken into account in determining the Employee's Compensation if the payment is pursuant to an individual written agreement with the Employee; and

     (g) For any Plan Year commencing on or after January 1, 1989, the maximum amount of a Participant's annual Compensation taken into account for determining all benefits provided under the Plan for any determination period, shall be $200,000 except as such limitation is adjusted for cost of living in accordance with the provisions of Sections 401(a)(17) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for any years beginning in such calendar year. If the period for determining Compensation used in calculating an Employee allocation for a determination period is a short Plan Year (i.e., shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by the fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except, where applicable) for purposes of determining the portion of Compensation up to the integration level the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section 1.13 prior to the application of this limitation.

                   If Compensation for any prior determination period is taken into account in determining an Employee's benefit for the current determination period, the Compensation for such prior year is subject to the application annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

                   In addition to other applicable limitations set forth in the
            Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                   For Plan Years beginning on or after January 1, 1994, any
            reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

                   If Compensation for any prior determination period is taken into account in determining an Employee's benefit accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

     (h) Compensation earned after December 31, 1994 shall not be used in determining any benefit provided by this Plan.

     1.14 DAY OF SERVICE. "Day of Service" means, in the case of any Employee, each day during any period commencing with the day on which the Employee first enters into active service as an Employee on or following his most recent date of rehire by the Company or any Affiliated Company and ending on the date of his next following Severance. If an Employee's Severance date is the date of his retirement, discharge or voluntary termination of employment, then "Day of Service" shall also include each day between such Severance date and the date upon which the Employee recommences active service as an Employee if the Employee recommences such active service prior to:

     (a) The first anniversary of such Severance date if such Severance date did not occur during an absence from service by the Employee for a reason other than retirement, discharge or voluntary termination of employment; or

     (b) The first anniversary of the date on which the Employee was first absent from service for a reason other than retirement, discharge or voluntary termination of employment if such Severance date occurred during such absence.

            Credit for Days of Service shall be given with respect to periods of military service and family leave to such extent and for such purposes as are required by applicable federal law. Credit for Days of Service shall be given with respect to service performed for an operating unit, division or subsidiary of any corporation, trade or business that is acquired by the Company or any Affiliated Company commencing on the effective date of such acquisition. Notwithstanding the provisions of subsection (a), the Board or the Committee by resolution may provide that, for purposes of determining eligibility to participate in the Plan, Benefit Service or Vested Service, credit for Days of Service also shall be given with respect to service performed for such an entity prior to the effective date of the acquisition. In addition, the Board or the Committee by resolution may provide that, for purposes of determining Vested Service of a former Employee who has less than a 100% vested and nonforfeitable interest in his Accrued Benefit, credit for Days of Service shall be given with respect to service performed for any other corporation, trade or business that has acquired all or part of an operating unit, division or subsidiary of the Company or any Affiliated Company.

            Days of Service shall also include any period of service that constitutes service with a predecessor employer within the meaning of
     Section 414(a)(1) of the Code. Finally, effective for Plan Years beginning after 1984, and solely for purposes of preventing a One Year Break in Service, Days of Service shall include each period of service credited in accordance with Sections 410(a)(5)(E) and 411(a)(6)(E) of the Code for unpaid periods during which an Employee is absent from work by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement, provided that the Employee furnishes timely information to the Company to establish that the absence from work is for one of the aforementioned reasons, and the number of days for which there was such an absence. The Days of Service created under this paragraph shall be credited in the computation period in which the absence begins only if necessary to prevent a One Year Break in Service in that period, and in all other cases, in the immediately succeeding computation period.

     1.15 DEFINED BENEFIT DOLLAR LIMITATION. "Defined Benefit Dollar Limitation" means the Defined Benefit Dollar Limitation computed under Section 5.04(b).

     1.16 DEFINED BENEFIT PLAN. "Defined Benefit Plan" means a Qualified Plan other than a Defined Contribution Plan.

     1.17 DEFINED CONTRIBUTION DOLLAR LIMITATION. "Defined Contribution Dollar Limitation" means, for any Limitation Year, $30,000 or, if greater, 25% of the Defined Benefit Dollar Limitation in effect for the Limitation Year. If a short Limitation Year is created because of a Plan amendment changing the Limitation Year to a different 12-consecutive month period, the Defined Contribution Dollar Limitation for the short Limitation Year shall not exceed the amount determined in the preceding sentence multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is 12.

     1.18 DEFINED CONTRIBUTION PLAN. "Defined Contribution Plan" means, a Qualified Plan which provides individual participant accounts for employer contributions, forfeitures and gains or losses thereon, in accordance with
Section 414(i) of the Code.

     1.19 DISABILITY. "Disability" means, the permanent inability of a Participant to perform the duties assigned to him by the Company or any Affiliated Company by reason of mental or physical illness or injury The determination of a Participant's Disability shall be made by the Committee after receiving competent medical advice and on a basis uniformly applicable to all Participants.

     1.20 EARLY RETIREMENT AGE. "Early Retirement Age" means the date on which a Participant attains age 55 and completes at least 10 years of Vested Service.

     1.21   EFFECTIVE DATE. "Effective Date" means January 1, 1994.

     1.22 ELIGIBLE SPOUSE. "Eligible Spouse" means the spouse of a Participant.

     1.23   EMPLOYEE. "Employee" means any person who is:

     (a) Employed by the Company or any Affiliated Company if the relationship between the Company or Affiliated Company and such person would, for federal income tax purposes, constitute the legal relationship of employer and employee, or

     (b)    A Leased Employee as provided in Section 2.05.

     1.24 ENROLLED ACTUARY. "Enrolled Actuary" means the enrolled actuary as defined by Section 103(a)(4)(A) of ERISA, engaged by the Committee or the Company as the Plan's enrolled actuary.

     1.25 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.26   FINAL AVERAGE EARNINGS. "Final Average Earnings" means:

     (a) For each Participant who has a Severance with at least five consecutive full years of Benefit Service within the 10-year period ending on the date of such Severance, the average monthly Compensation received by such Participant during the highest paid consecutive five full years of Benefit Service within such 10-year period;

     (b) For each Participant who has a Severance with at least five full years of Benefit Service (but not with five consecutive full years of Benefit Service) within the 10-year period ending on the date of such Severance, the average monthly compensation received by such Participant during the highest paid five consecutive full years of Benefit Service excluding intervening years in which no Benefit Service was earned within such 10-year period;

     (c) For each Participant who has a Severance with less than five full years of Benefit Service within the 10-year period ending on the date of such Severance, the average monthly Compensation received during all years (and fractions thereof) of Benefit Service within such 10-year period; and

     (d) With respect to a Participant described in subsection (a) or (b), if the Compensation received by the Participant during the Plan Year in which his most recent Severance occurs is not utilized in determining Final Average Earnings under the provisions of such subsection (a) or (b), and if such Compensation exceeds the Compensation received by the Participant during any other year of Benefit Service which is utilized in determining Final Average Earnings under the provisions of subsection (a) or (b), then the Compensation received by the Participant during such other year of Benefit Service shall be increased by such excess for purposes of determining Final Average Earnings.

     (e) Notwithstanding the foregoing, effective for benefits accruing with respect to Plan Years beginning after December 31, 1988, "Final Average Earnings" shall mean Final Average Compensation, as defined in Section 40l(l)(5)(D) of the Code.

     (f) Notwithstanding anything herein to the contrary, Compensation earned after December 31, 1994 shall be excluded from any computation of Final Average Earnings.

     1.27 INCLUDABLE COMPENSATION. "Includable Compensation" means an Employee's total wages from Participating Companies or other Affiliated Companies as determined for purposes of Internal Revenue Service Form W-2, excluding, however:

     (a) Moving expense reimbursements that are deductible by the Employee under Section 217 of the Code,

     (b) Company and Affiliated Company contributions to a simplified employee pension plan to the extent such contributions are deductible by the Employee and Company and Affiliated Company contributions to any other plan of deferred compensation that, before the application of Section 5.04, are not includable in the Employee's gross income,

     (c) Distributions to the Employee from any plan of deferred compensation other than an unfunded, nonqualified plan of deferred compensation,

     (d)    Amounts realized from the exercise of a nonqualified stock option,

     (e) Amounts realized under Section 83 of the Code with respect to restricted property that becomes freely transferable or is no longer subject to a substantial risk of forfeiture,

     (f) Amounts realized from the disposition of stock acquired under a qualified stock option within the meaning of Section 422 of the Code, and

     (g) Any other amounts which receive special tax benefits within the meaning of Section l.4l5-2(d)(2) of the Treasury Regulations.

     1.28 INVESTMENT ADVISORY COMMITTEE. "Investment Advisory Committee" means the Investment Advisory Committee appointed and acting pursuant to the provisions of Article XI.

     1.29 INVESTMENT MANAGER. "Investment Manager" means a person or organization (other than the Committee or the Trustee):

     (1) Which the Committee has appointed to manage, invest and reinvest all or a portion of the assets of the Trust Fund;

     (2)    Which is

            (A) Registered as an investment advisor under the Investment Advisors Act of 1940,

            (B)    A bank as defined in said Act, or

            (C) An insurance company qualified to manage, acquire or dispose of the assets of a pension plan under the laws of more than one state; and

     (3) Which has acknowledged in writing to the Committee and the Trustee that such person or organization is a fiduciary within the meaning of Section 3(21) of ERISA with respect to the assets of the Trust Fund under its management and control.

     1.30   LEASED EMPLOYEE. "Leased Employee" means a person described in
Section 2.05(a).

     1.31 LIMITATION YEAR. "Limitation Year" means the 12-consecutive month period used by a Qualified Plan for purposes of computing the limitations on benefits and annual additions under Section 415 of the Code. The Limitation Year for this Plan is the Plan Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

     1.32 MINIMUM ACCRUAL. "Minimum Accrual" means the Minimum Accrual in a Top-Heavy Plan computed under Section 9.04.

     1.33 MINIMUM BENEFIT. "Minimum Benefit" means the Minimum Benefit in a Top-Heavy Plan computed under Section 9.04.

     1.34 NORMAL BENEFIT COMMENCEMET DATE. "Normal Benefit Commencement Date" means the first day of the first month following a Participant's attainment of Normal Retirement Age.

     1.35 NORMAL RETIREMENT AGE. "Normal Retirement Age" means the date on which a Participant attains age 65. Notwithstanding the foregoing, effective with respect to Participants who are hired by a Participating Company after attaining age 60 and after December 31, 1988, "Normal Retirement Age" means the fifth anniversary of the date on which such a Participant became a Participant in the Plan.

     1.36 NORMAL RETIREMENT BENEFIT. "Normal Retirement Benefit" means the retirement benefit derived from Participating Company contributions payable as of Normal Retirement Age to a Participant who has a Severance on his Normal Retirement Age, determined in accordance with Section 5.03(a).

     1.37 ONE YEAR BREAK IN SERVICE. "One Year Break in Service" means a 12-consecutive-month period commencing on the date of an Employee's Severance, or any anniversary thereof, in which the Employee completes less than one Day of Service

     1.38 PARTICIPANT. "Participant" means an Employee or former Employee who has met the applicable eligibility requirements of Article II and who has not yet received a distribution of the entire amount of his vested interest in the Plan.

     A Participant shall be treated as benefiting under the Plan for any Plan Year during which such Participant accrues a benefit or is deemed to have accrued a benefit in accordance with Income Tax Regulation Section 1.410(b)- 3(a).

     1.39 PARTICIPATING COMPANY. "Participating Company" means the Company, each Affiliated Company that has adopted the Plan in the manner provided in
Article XIV and each organizational unit of the Company or an Affiliated Company that is designated as a Participating Company by the Board of Directors of the Company or the Affiliated Company; excluding, however, each organizational unit of the Company or any Affiliated Company that has adopted the Plan that is designated as a nonparticipating unit by the Board of Directors of the Company or such Affiliated Company. For purposes of the Plan the term "organizational unit" shall include, without limitation, any division, department plant or office of the Company or any Affiliated Company.

     1.40 PLAN. "Plan" means the Whittaker Corporation Employees' Pension Plan (formerly the Whittaker Corporation Basic Pension Plan) first executed by the Company on February 16. 1968, as amended from time to time.

     1.41 PLAN YEAR. "Plan Year" means the period with respect to which the records of the Plan are maintained, which shall be the 12-month period beginning on January 1 and ending on December 31, and includes such periods prior to the Effective Date.

     1.42 QUALIFIED JOINT AND SURVIVOR ANNUITY. "Qualified Joint and Survivor Annuity" means a monthly annuity paid directly from the Trust Fund or through the purchase of a nontransferable annuity contract for the life of a Participant and, after his death, a monthly survivor annuity for the life of such Participant's spouse which shall be equal to 50% of the amount of the monthly annuity payable during the joint lives of the Participant and his spouse, which shall be the Actuarial Equivalent of the benefit provided to an unmarried Participant.

     1.43 QUALIFIED PLAN. "Qualified Plan" means an employee benefit plan that is qualified under Section 401(a) of the Code.

     1.44 QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY. "Qualified Pre-retirement Survivor Annuity" means a monthly annuity paid directly from the Trust Fund or through the purchase of a nontransferable annuity contract for the life of the surviving Eligible Spouse of a deceased Participant equal to 50% of the monthly annuity that the Participant would have received under a Straight-Life Annuity determined under Section 5.05(c)(3).

     1.45 SEVERANCE. "Severance" means an Employee's voluntary or involuntary termination of employment with the Company and all Affiliated Companies for any reason at any time. Notwithstanding the foregoing, if an Employees employment with the Company and all Affiliated Companies is suspended due to the commencement of a leave of absence or a layoff which lasts for a continuous period of at least one year, such Employee shall be deemed to have a Severance on the one-year anniversary of the date on which such leave of absence or layoff commenced.

     1.46 SOCIAL SECURITY BENEFIT. "Social Security Benefit" means the estimated monthly primary benefit payable to a Participant under the Social Security Act determined as of the time of his Severance. However:

     (a) In the event that a Participant has a Severance prior to his attainment of Social Security Retirement Age, the Participant's Social Security Benefit shall be the benefit which he would have received at Social Security Retirement Age had he continued to receive Compensation treated as wages for purposes of the Social Security Act until such age at the same rate that he received such Compensation during the last full year of employment prior to the date of his Severance (and based upon the level of Social Security Benefits in effect at the time of such Severance).

     (b) Each Participant shall be informed in writing of his right to supply his actual compensation history and of the financial consequences of failing to supply such history. This notice shall be given each time a copy of the Summary Plan Description is provided to the Participant, and shall also be given to the Participant upon his Severance. The notice shall state that the Participant may obtain his actual compensation history from the Social Security Administration.

     (c) If the Participant supplies his actual compensation history, the calculation of his Social Security Benefit shall be based on such data rather than using an estimated compensation history. This data must be provided to the Committee no later than the expiration of a reasonable period of time (determined in accordance with Committee rules) following the later of:

            (1)    The Participant's Severance, or

            (2) The date on which the Participant is notified of the benefit to which he is entitled.

     (d) Estimated compensation may be used only for years prior to the Participant's employment commencement date.

     1.47 SOCIAL SECURITY RETIREMENT AGE. "Social Security Retirement Age" means the age used as the retirement age under Section 216(1) of the Social Security Act, except that such Section shall be applied:

     (a)    Without regard to the age increase factor, and

     (b) As if the early retirement age under Section 216(1) of such Act were 62.

     1.48 TOP-HEAVY PLAN. "Top-Heavy Plan" means a Top-Heavy Plan as defined in Article IX.

     1.49 TRUST AGREEMENT. "Trust Agreement" means the Trust Agreement executed by the Company and the Trustee, which established a Trust Fund to provide for the investment, reinvestment, administration and distribution of contributions made under the Plan and the earnings thereon, as amended from time to time.

     1.50 TRUST FUND. "Trust Fund" means the assets of the Plan held by the Trustee pursuant to the Trust Agreement.

     1.51 TRUSTEE. "Trustee" means the one or more individuals or organizations who have entered into the Trust Agreement as Trustee(s), and any duly appointed successor.

     1.52 VESTED SERVICE. "Vested Service" means the number of years of Vested Service determined according to this Section 1.52.

     (a) An Employee shall be deemed to accrue a full year of Vested Service for each Plan Year during which he completes at least 365 Days of Service as an Employee. In addition, an Employee shall be deemed to accrue a fractional year of Vested Service in any Plan Year in which he completes one or more but less than 365 Days of Service as an Employee. Such fractional year of Vested Service shall be computed by dividing the number of Days of Service completed by the Employee during such calendar year by 365.

            Notwithstanding any other provision of the Plan to the contrary, for purposes of determining Vested Service pursuant to this subsection
            (a), the following additional rules shall apply:

            (1) Vested Service shall not include any period of service disregarded under the provisions of Section 7.02.

            (2) Vested Service shall not include any period of service prior to January 1, 1985 which would not be taken into account under the provisions of this Plan as in effect prior to such date with respect to breaks in service.

     (b) Notwithstanding the provisions of subsection (a), the Vested Service of an individual who commenced participation in the Plan prior to January 1, 1985 shall be determined in accordance with the provisions of the Plan as it existed on December 31, 1984 if the Vested Service of such individual as so determined exceeds the Vested Service of such individual determined under the provisions of subsection (a).

     (c) Vested Service shall continue to accrue notwithstanding the fact that Benefit Service ceased to accrue on December 31, 1994.

     1.53 WELFARE BENEFIT FUND. "Welfare Benefit Fund" means an organization described in paragraph (7), (9), (17) or (20) of Section 501(c) of the Code, a trust, corporation or other organization not exempt from federal income tax, or to the extent provided in Treasury Regulations, any account held for an employer by any person, which is part of a plan of an employer through which the employer provides benefits to employees or their beneficiaries, other than a benefit to which Code Sections 83(h), 404 (determined without regard to Section 404(b)(2)) or 404A applies, or to which an election under Code Section 463 applies.

                                  ARTICLE II

                          ELIGIBILITY TO PARTICIPATE



     2.01 INITIAL ELIGIBILITY TO PARTICIPATE. Subject to the provisions of this Article II, each Employee who was a Participant in the Plan on December 31, 1993 shall be a Participant as of the Effective Date, if he is then employed by a Participating Company.

     2.02 SUBSEQUENT ELIGIBILITY TO PARTICIPATE. Each Employee of a Participating Company who is not otherwise a Participant in the Plan on the Effective Date shall become a Participant on the first year anniversary of his date of hire by the Company or any Affiliated Company, if:

     (a)    Such Employee has attained age 21 on or before such date;

     (b) Such Employee completed at least 365 Days of Service during the 12-consecutive-month period beginning on such date of hire; and

     (c) Such Employee is employed by a Participating Company on the first year anniversary of such date of hire. If an Employee fails to qualify under the preceding sentence, the Employee shall become a Participant on the first day on which he is employed by a Participating Company, is at least age 21 and has completed at least 365 Days of Service.

     2.03   EXCLUSIONS FROM PARTICIPATION.

     (a) COLLECTIVE BARGAINING EMPLOYEES. An Employee who would otherwise be eligible to participate in the Plan shall not become a Participant if he is covered by a collective bargaining agreement that does not expressly provide for participation in the Plan, provided that the representative of the Employees with whom the collective bargaining agreement is executed has had an opportunity to bargain concerning retirement benefits for such Employees. An Employee who is ineligible to participate in the Plan solely by reason of this paragraph shall become a Participant on the first day after he is no longer covered by such a collective bargaining agreement on which he completes at least one Day of Service with a Participating Company.

     (b) NONPARTICIPATING AFFILIATED COMPANIES AND UNITS. An Employee who is otherwise eligible to participate in the Plan but who is employed by a nonparticipating unit of a Participating Company or by an Affiliated Company that is not a Participating Company shall not become a Participant until the date on which he completes at least one Day of Service with a Participating Company.

     (c) LEAVES OF ABSENCE OR LAYOFFS. An Employee who is otherwise eligible to participate in the Plan but who is then on an approved leave of absence without pay, on layoff or in the service of the armed forces of the United States shall not become a Participant until the date on which he completes at least one Day of Service with a Participating Company, provided that the Employee returns to employment with the Company or an Affiliated Company immediately following such leave of absence or layoff or, in the case of an Employee who is on military leave, during the period in which his reemployment rights are guaranteed by law.

     (d) NONRESIDENT ALIENS. An Employee who would otherwise be eligible to participate in the Plan shall not become a Participant if he is a nonresident alien who receives no earned income (within the meaning of Section 9ll(d)(2) of the Code) from the Company or any Affiliated Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code), until the date on which he receives such earned income from a Participating Company.

     (e) LEASED EMPLOYEES. An Employee who is a Leased Employee within the meaning of Section 2.05(a) shall be ineligible to participate in the Plan.

     (f) EXCLUSION AFTER PARTICIPATION. A Participant who becomes ineligible under this Section shall continue to receive credit for Days of Service and Vested Service for purposes of determining vesting under
            Section 7.01, but during the period of such ineligibility, such Participant's Compensation, Days of Service and Benefit Service shall not be taken into account for purposes of determining his retirement benefits under the Plan.

     2.04   PARTICIPATION FOLLOWING A SEVERANCE.

     (a) SEVERANCE PRIOR TO PARTICIPATION. If an Employee who is eligible to participate under Section 2.02 has a Severance before becoming a Participant and is reemployed by the Company or any Affiliated Company before incurring the number of consecutive One Year Breaks in Service specified in the following sentence he shall become a Participant on the later of the date initially determined under the provisions of Section 2.02, or the date he is entitled to be credited with one or more Days of Service by a Participating Company after reemployment. An Employee who has a Severance before becoming a Participant, and who is reemployed by the Company or any Affiliated Company after incurring a number of consecutive One Year Breaks in Service equal to the greater of five or the aggregate number of years of Benefit Service which he completed before such One Year Breaks in Service, shall be treated as a new Employee for purposes of the Plan and his Days of Service completed prior to such One Year Breaks in Service shall be disregarded for purposes of determining the amount of the Employee's Benefit Service and when the Employee will become a Participant after his reemployment. The aggregate number of years of Benefit Service shall not include any years of Benefit Service with respect to which Days of Service of the Employee are disregarded under this Section by reason of his prior One Year Breaks in Service.

     (b)    SEVERANCE FOLLOWING PARTICIPATION.

            (1) A Participant who has a Severance and who has a nonforfeitable right to his Normal Retirement Benefit at the time of his Severance shall be eligible for participation immediately upon his reemployment by a Participating Company.

            (2) A Participant who does not have a nonforfeitable right to his Normal Retirement Benefit upon his Severance and who is reemployed by the Company or any Affiliated Company before incurring the number of consecutive One Year Breaks in Service specified in paragraph (3) shall be eligible for participation on the date he completes one or more Days of Service with a Participating Company.

            (3) A Participant who does not have any nonforfeitable right to his Normal Retirement Benefit upon his Severance and who is reemployed by the Company or any Affiliated Company after incurring a number of consecutive One Year Breaks in Service equal to the greater of five or the aggregate number of years of Benefit Service which he completed before such One Year Breaks in Service shall be treated as a new Employee for purposes of the Plan and his Days of Service completed prior to such One Year Breaks in Service shall be disregarded for purposes of determining the amount of the Employee's Benefit Service and when the Employee will become a Participant after his reemployment. The aggregate number of years of Benefit Service shall not include any years of Benefit Service with respect to which Days of Service of the Employee are disregarded under this Section by reason of his prior One Year Breaks in Service.

     2.05   LEASED EMPLOYEES.

     (a) DEFINITIONS. A "Leased Employee" means any person (other than an Employee defined under Section 1.23(a)) who, pursuant to an agreement between the Company or any Affiliated Company ("Recipient") and any other person ("Leasing Organization") has performed services for the Recipient or for the Recipient and "related persons" (determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the Recipient.

     (b) INCLUSION AS EMPLOYEE. A Leased Employee shall be treated as an Employee of the Recipient. However, contributions to or benefits under a Qualified Plan provided by the Leasing Organization which are attributable to the services performed for the Recipient shall be treated as if they had been provided by the Recipient.

     (c) EXCEPTION. Subsection (b) shall not apply to any Leased Employee if such employee is covered by a money purchase pension plan sponsored by the Leasing Organization providing

            (1) A nonintegrated employer contribution rate of at least 10% of compensation,

            (2) Immediate participation for all employees of the Leasing Organization other than employees who perform substantially all of their services for the Leasing Organization and employees whose compensation from the Leasing Organization in each plan year during the four-year period ending with the plan year is less than $1,000, and

            (3)    Full and immediate vesting, and
            if all Leased Employees constitute less than 20% of the Recipient's non-highly compensated work force within the meaning of Section 4l4(n)(5)(C)(ii) of the Code.

     2.06 PARTICIPATION FREEZE. Notwithstanding any other provision of the Plan to the contrary, any Employee who is not a Participant on October 31, 1994 shall not become a Participant thereafter.

                                  ARTICLE III

                           PARTICIPANT CONTRIBUTIONS



     3.01 PARTICIPANT CONTRIBUTIONS PROHIBITED. The Plan shall not accept any Participant contributions that are accounted for separately or any other Participant contributions.

                                    III-1

                                  ARTICLE IV

                      PARTICIPATING COMPANY CONTRIBUTIONS



     4.01 AMOUNT OF CONTRIBUTION. The Company shall pay to the Trustee for each Plan Year the amount, if any, necessary to provide the benefits under
Article V and, if applicable, Article IX with respect to Top-Heavy Plans, as determined by the Enrolled Actuary, subject to the Company's right to amend or terminate the Plan under Articles XII and XIII. Any actuarial gains arising from actual experience under the Plan will be used to reduce future Company contributions and will not be used to increase any benefits payable under the Plan. (All contributions will be made on the condition that they are deductible under Section 404 of the Code.)

     4.02 TIME OF PAYMENT. The contributions for a Plan Year to be made by the Company pursuant to this Article IV shall be paid to the Trustee not later than the date permitted under Section 412 of the Code and regulations thereunder for purposes of determining credits to the funding standard account for such Plan Year, unless a waiver of the minimum funding standard for such Plan Year has been obtained by the Company from the Internal Revenue Service. The timing of all contributions shall be entirely discretionary with the Company except that the Company shall make contributions no less frequently than quarterly and/or in lesser amounts than required pursuant to Code Section 412(m). Notwithstanding anything herein to the contrary any required quarterly contribution shall always be conditional upon its deductibility under Section 404 of the Code.

                                   ARTICLE V

                              RETIREMENT BENEFITS



     5.01   SEVERANCE ON OR AFTER NORMAL RETIREMENT AGE.

     (a) NORMAL RETIREMENT. A Participant who has a Severance upon his attainment of Normal Retirement Age shall be entitled to receive a retirement benefit commencing on his Normal Benefit Commencement Date equal to his Normal Retirement Benefit. The amount of the Participant's Normal Retirement Benefit shall be determined under
            Section 5.03(a).

     (b) LATE RETIREMENT. A Participant who remains or again becomes an Employee after his attainment of Normal Retirement Age shall be entitled to receive a retirement benefit commencing on the first day of the month immediately following the date of his Severance. The amount of the Participant's late retirement benefit shall be determined under Section 5.03(e).

     5.02   SEVERANCE BEFORE NORMAL RETIREMENT AGE.

     (a) EARLY RETIREMENT. Subject to the requirements of Section 5.05, if a Participant who has completed at least 10 years of Vested Service has a Severance prior to his attainment of Normal Retirement Age for any reason other than death or Disability, he shall be entitled, upon the later of his Severance or his attainment of Early Retirement Age, to receive a retirement benefit equal to his Accrued Benefit determined as of the date of his Severance and payable on his Normal Benefit Commencement Date.

            If the Participant elects to begin receiving his retirement benefit as of the first day of any month before he attains Normal Retirement Age, the amount of the benefit shall be equal to the amount determined under Section 5.03(a), reduced as follows:

            (1) If the Participant elects to receive his retirement benefit commencing on or after the first day of the month next following his sixty-second birthday, then the reduction shall be 0.25% for each full month by which the date of commencement of such benefit precedes the first day of the month next following his attainment of Normal Retirement Age.

            (2) If the Participant elects to receive his retirement benefit commencing prior to the first day of the month next following his sixty-second birthday, then the reduction shall be 9.00% plus 0.50% for each full month by which the date of commencement of such benefit precedes the first day of the month next following his sixty-second birthday.

                   Notwithstanding the foregoing, effective with respect to Employees who became Participants after attaining age 60 and before January 1, 1989, if such a Participant elects to begin receiving his retirement benefit at any time prior to the first day of the month next following the fifth anniversary of the date on which he became a Participant the amount of any benefit payable to such Participant that accrued after December 31, 1988 shall be reduced 0.25% for each full month by which the date of commencement of such benefit precedes the first day of the month next following the fifth anniversary of the date on which he became a Participant in the Plan.

     (b) DEFERRED VESTED BENEFIT. Subject to the requirements of Section 5.05, if a Participant who has a vested interest in his retirement benefit has a Severance prior to his attainment of Normal Retirement Age for any reason other than death or Disability, he shall be entitled upon his Severance to receive a retirement benefit equal to his vested Accrued Benefit determined as of the date of his Severance and payable on his Normal Benefit Commencement Date.

     5.03   DETERMINATION OF BENEFIT.

     (a) NORMAL RETIREMENT BENEFIT. A Participant's Normal Retirement Benefit shall be a monthly retirement benefit, commencing on his Normal Benefit Commencement Date and ending with the last monthly payment specified in Section 5.05, equal to the sum of (1) and (2) as adjusted by (3), below.

            (1) The amount of the Participant's monthly benefit, if any, accrued under any predecessor plan which has been amended and merged into this Plan

                   (which shall, in the case of any lump sum benefit provided under a predecessor plan which has been amended and merged into this Plan, be the Actuarial Equivalent of such lump sum benefit).

            (2)    The greatest of:

                   (A)  The sum of (i) and (ii) below:

                        (i) The product obtained by multiplying the difference between 2.00% of the Participant's Final Average Earnings and 1.50% of the Participant's Social Security Benefit by the number of the Participant's years (and fractions thereof) of Benefit Service (excluding any Benefit Service after December 31, 1988), and

                        (ii)  The sum of (x) and (y) below:

                              (x) The product obtained by multiplying 1.30% of the Participant's Final Average Earnings by the number of the Participant's years (and fractions thereof) of Benefit Service (excluding any Benefit Service before January 1, 1989), and

                              (y) The product obtained by multiplying .55% of the Participant's Excess Final Average Earnings by the number of the Participant's years (and fractions thereof) of Benefit Service (excluding any Benefit Service before January 1, 1989, and excluding any Benefit Service in excess of 35 years minus the number of years and fractions thereof before January 1, 1989);

                   (B) The product of $10.50 multiplied by the number of years (and fractions thereof) of Benefit Service of the Participant; or

                   (C) The amount of the Participant's monthly benefit, if any, accrued under the provisions of this Plan prior to January 1, 1980.

            (3) For Plan Years beginning on or after January 1, 1994, the amount of each affected Participant's Accrued Benefit impacted by the $150,000 Compensation limitation shall be governed by the rule that each Section 401(a)(17) Employee's Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined for the Employee under A or B below:

                   (A) The Employee's Accrued Benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's total years of Benefit Service taken into account under the Plan; or

                   (B)  The sum of:

                        (i) The Employee's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations; and

                        (ii) The Employee's Accrued Benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's years of Benefit Service credited to the Employee for Plan Years beginning on or after January 1, 1994.

                   A Section 401(a)(17) Employee means an Employee whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994 is based on Compensation for a Plan Year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

            Notwithstanding any other provision of the Plan to the contrary, if a collective bargaining agreement which provides for participation in this Plan by covered Employees expressly provides for a different determination of a Participant's monthly retirement benefit under the Plan than that provided in subparagraph (B), such different determination shall be made in lieu of that provided in subparagraph
            (B).

            In the event that, while a Participant is receiving a retirement benefit under the Plan, such Participant also receives a payment or payments pursuant to a workers' compensation, occupational disease or similar law of the United States or of any State thereof, then, to the extent that such workers' compensation, occupational disease or similar benefits have been provided by premiums, taxes or other payments paid by or at the expense of the Company or any Affiliated Company, the monthly retirement benefit payable hereunder to such Participant shall be reduced by the amount of such payment or payments. If a workers' compensation, occupational disease or similar benefit is paid on a lump sum basis, the amount of such lump sum payment shall be deducted from the monthly retirement benefit payable hereunder until the entire amount of such lump sum payment shall have been liquidated. A payment or payments shall be considered to be made under a workers' compensation, occupational disease or similar law without regard to whether such payment or payments are made pursuant to an award or a settlement. Notwithstanding the foregoing, no reduction in a Participant's retirement benefit shall be made pursuant to this paragraph on account of payments specifically allocated for hospitalization, medical or legal expenses In addition notwithstanding the foregoing, this paragraph shall not be applied so as to cause a reduction in any Participant's retirement benefit below the level of benefits to which he would have been entitled had he not been credited with a Day of Service on or after January 1, 1981. For purposes of this paragraph, Social Security Disability Benefits shall not be considered payments pursuant to a workers' compensation occupational disease or similar law.

            In no event shall a Participant's Normal Retirement Benefit be less than the Minimum Benefit to which the Participant may be entitled under Article IX.

            For purposes of this Section, "Excess Final Average Earnings" means the excess, if any, of a Participant's Final Average Earnings over the Breakpoint. The "Breakpoint" means, for a Plan Year, the amount obtained by (1) dividing the contribution and benefit base in effect under Section 230 of the Social Security Act on the first day of such Plan Year by $48,000, (2) multiplying such quotient by $15,700, and (3) rounding such product to the closest $100. The Breakpoint for a Plan Year shall apply to all Participants who retire or otherwise terminate employment during such Plan Year.

     (b)    SPECIAL RETIREMENT INCENTIVE BONUS.

            (1) SECTION 5.03(B) PERSONS. The provisions of this Section 5.03(b) shall apply with respect to all Participants who are Employees on or after July 1, 1984 and who, taking into account the provisions of this Section 5.03(b), are eligible to have a Severance after attaining Early Retirement Age or Normal Retirement Age provided, however, that the terms of this Section 5.03(b) shall expire as set forth in Section 5.03(b)(4) on October 31, 1989. The persons described by the proceeding sentence are hereinafter referred to as "Section 5.03(b) persons."

                   Notwithstanding any other provision of the Plan to the contrary, effective January 1, 1986, the terms of this
                   Section 5.03(b) shall not apply to Employees who had a Severance prior to January 1, 1986 after attaining Early Retirement Age or Normal Retirement Age and who are rehired by the Company or any Affiliated Company on or after such date. In addition, the terms of this Section 5.03(b) shall be subject to the requirements of Section 5.05.

            (2) SPECIAL BENEFIT BONUS. The monthly amount of the retirement benefit payable with respect to a Section 5.03(b) person who has a Severance after attaining Early Retirement Age or Normal Retirement Age on or after August 1, 1984 shall be increased over the monthly amount which apart from the provisions of this Section 5.03(b) would be payable with respect to such person under the provisions of Sections 5.03(a), 5.03(c), 5.03(d), 5.03(e) or 9.04, whichever is applicable, by adding to the Section 5.03(b) person's credited Benefit Service and Vested Service (determined as of the date of such person's Severance) a fraction, the numerator of which is the Section 5.03(b) person's credited Benefit Service accrued as of such date, and the denominator of which is four. In no event, however, shall any Section 5.03(b) person who was granted Vested Service for service with a prior employer receive additional Benefit Service or Vested Service as provided in this Section 5.03(b) for any service performed for such prior employer. For purposes of the preceding sentence, the term "prior employer" means. with respect to any period of service, an employer which was not an Affiliated Company at the time such service was rendered. Notwithstanding any of the foregoing, the increased retirement benefit provided under this Section 5.03(b)(2) shall not apply to any Employee who was on layoff on August 1, 1984 and who thereafter did not return to active employment with the Company or any Affiliated Company.

            (3) SPECIAL ADJUSTMENT OF EARLY RETIREMENT REDUCTION FACTOR. For each year of Benefit Service or portion thereof granted under this Section 5.03(b), each Section 5.03(b) person shall, for the purposes of calculating the early retirement reduction factor as set forth in Section 5.02(a), be deemed to have attained an age equal to his actual age plus the number of years or fraction thereof of Benefit Service granted under the provisions of Section 5.03(b)(2) above in determining additional Benefit Service and Vesting Service for early or normal retirement as provided by this Section.

            (4) TERM OF SPECIAL RETIREMENT INCENTIVE BONUS. The special retirement incentive bonus set forth in this Section 5.03(b) shall apply without reduction for Section 5.03(b) persons who have a Severance after attaining Early Retirement Age or Normal Retirement Age between August 1, 1984 and November 1, 1984. For Section 5.03(b) persons with respect to whom such Severance occurs after November 1, 1984, the additional Benefit Service, Vesting Service and years of age otherwise granted by this Section 5.03(b) shall be reduced by 1/60th for each full or partial calendar month after November 1, 1984 through October 31, 1989, so that a Section 5.03(b) person who retires on or after October 31, 1989 shall be entitled to no additional years of Benefit Service Vested Service or years of age pursuant to the provisions of this Section 5.03(b).

            (5)    SPECIAL RULES. Notwithstanding any other provision of this
                   Section 5.03(b) to the contrary, the special Vested Service, Benefit Service and years of age provided herein shall not be credited to any Participant until his Severance. In addition, such Vested Service, Benefit Service and years of age shall not be taken into account for purposes of any other benefit plan whatsoever of the Company or any Affiliated Company. Furthermore, the provisions of this Section 5.03(b) shall not apply in determining: (A) the amount of a Participant's Final Average Earnings as provided under Section 1.26 of the Plan; and (B) whether an Employee is entitled to accelerated vesting as provided under Section 7.01(d) of the Plan.

     (c)    SPECIAL TERMINATION PROGRAM BONUS.

            (1) APPLICATION. The provisions of this Section 5.03(c) shall apply to a Participant who elects to receive the increased retirement benefit under one of the special termination bonus programs established from time to time by the Company for a group or classification of Employees that includes the Participant (hereinafter referred to as a "Termination Program"). Such a Participant is described in Section 5.03(c)(2) below and the increased retirement benefit is described in Section 5.03(c)(3). Notwithstanding any other provision of the Plan to the contrary, the terms of this
                   Section 5.03(c) shall be subject to the requirements of
                   Section 5.05.

            (2) SECTION 5.03(C) PERSONS. To be eligible for the increased retirement benefit established by a Termination Program and described in Section 5.03(c)(3) below a Participant must meet each of the following requirements (such a Participant is hereinafter referred to as a "Section 5.03(c) person"):

                   (A) The person must be an Employee who, on or after the cut-off date specified with respect to the applicable Termination Program, was on the payroll and was among the group or classification of Employees designated by the Committee as eligible to participate in such Termination Program. Employees who would be on that payroll on or after that date but for an unpaid leave of absence of less than six months as of that date shall also be eligible.

                   (B) The person must voluntarily incur a Severance by executing the specific form provided to the person for that purpose and filing it with the appropriate representative of the Company by the filing date specified with respect to the applicable Termination Program. Persons who transfer to other positions with the Company or an Affiliated Company or successor thereto will not be considered as having incurred a Severance for purposes of this Section 5.03(c).

                   (C) The persons resignation and Severance must not be revoked prior to the applicable filing date.

                   (D) The person's resignation and Severance must be accepted by the Company or the Affiliated Company then employing the person.

                   (E) The person must agree, by executing the Severance form provided, to accept benefits under the applicable Termination Program in lieu of pursuing any claims he may have against the Company or any Affiliated Company arising from his Severance.

                   (F) The person must actually terminate employment with the Company and all Affiliated Companies on the date established pursuant to the applicable Termination Program (which date is hereinafter referred to as the "Scheduled Termination Date").

            (3)    INCREASED RETIREMENT BENEFITS. The Accrued Benefit of a
                   Section 5.03(c) person shall be increased by crediting the person with five additional years of Benefit Service and Vested Service and by deeming the person's actual chronological age to be increased by five years. The minimum increase in a covered Participant's Accrued Benefit (before application of the increase in Vested Service) shall be equal to $200 per month payable at Normal Retirement Age in the Participant's normal form of benefit under Section 5.05. The foregoing increases shall be calculated as of the Section 5.03(c) person's Scheduled Termination Date. The increase in age described in this Section 5.03(c) shall be applied without regard to any increase in age to which a Section 5.03(c) person may also be entitled under Section 5.03(b).

            (4) FINAL AVERAGE EARNINGS. In calculating the Final Average Earnings of a Section 5.03(c) person, the person's Compensation for the Plan Year in which his Scheduled Termination Date occurs shall include the Compensation he would have earned had such Date occurred on the last day of that Plan Year. In addition, a Section 5.03(c) person's annualized Compensation for the period beginning on his Scheduled Termination Date and ending on the last day of the Plan Year including such date shall be taken into account in calculating his Final Average Earnings.

            (5) BENEFIT SERVICE. A Section 5.03(c) person's Benefit Service shall be calculated in accordance with Section 1.08 but taking into account the period beginning on his attainment of Normal Retirement Age and ending on his Scheduled Termination Date.

            (6) RETURN TO EMPLOYMENT. If a Section 5.03(c) person again becomes an Employee after his Scheduled Termination Date, his Accrued Benefit under the Plan at any time thereafter shall be the greater of the following:

                   (A) The person's Accrued Benefit calculated without regard to this Section 5.03(c);

                   (B) The person's Accrued Benefit calculated at his Scheduled Termination Date, taking into account this Section 5.03(c).

                   Notwithstanding the foregoing, if the Section 5.03(c) person again terminates employment before his attainment of Normal Retirement Age, the reductions under Section 5.02 for the early commencement of retirement benefits shall only apply to the portion, if any, of the Section 5.03(c) person's Accrued Benefit which exceeds his Accrued Benefit calculated at his Scheduled Termination Date, taking into account this Section 5.03(c).

            (7) NONDISCRIMINATORY BENEFITS. Notwithstanding the foregoing provisions of this Section 5.03(c), no Termination Program shall be implemented unless such Termination Program benefits a group or classification of Employees that does not discriminate in favor of highly compensated employees within the meaning of Section 414(q) of the Code.

     (d)    CHANGE OF CONTROL.

            (1) APPLICATION. The provisions of this Section 5.03(d) shall provide a Participant described in Section 5.03(d)(2) below with the increased retirement benefits described in Section 5.03(d)(4) below. Notwithstanding any other provision of the Plan to the contrary, the terms of this Section 5.03(d) shall be subject to the requirements of Section 5.05.

            (2) SECTION 5.03(D) PERSONS. To be eligible for the increased retirement benefits described in Section 5.03(d)(4) below, a Participant must meet each of the following requirements (such a Participant is hereinafter referred to as a "Section 5.03(d) person").

                   (A) The person must be an Employee who, on or after September 9, 1986, is on the payroll and is among the group or classification of Employees designated by the Committee as eligible to receive increased retirement benefits under this Section 5.03(d). Employees who would be on that payroll on or after that date but for an unpaid leave of absence shall also be eligible.

                   (B) A Change of Control of the Company must occur on or after September 9, 1986.

                   (C) The person must not be receiving or entitled to receive an increased retirement benefit under Section 5.03(c).

            (3) CHANGE OF CONTROL. A "Change of Control" of the Company shall occur upon the earliest of the following events.

                   (A) Any "person" or "group" is or becomes (other than pursuant to a transaction or agreement approved by the Board prior to the acquisition of such status) the "beneficial" owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities representing 50.00% or more of the combined voting power of the Company's then outstanding securities having ordinary voting power to vote in the election of directors; or

                   (B) During any 12-consecutive-month period commencing before the date this Section 5.03(d) expires (see Section 5.03(d)(8)), individuals who at the beginning of such period constituted the Board, plus any additional individuals who during such period became members of the Board whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the members of the Board then still in office who either were members of the Board at the beginning of the period or whose election or nomination for election had been so approved, cease for any reason (other than death, disability or retirement in accordance with existing Company policy) to constitute at least a majority of the members of the Board.

            (4)    INCREASED RETIREMENT BENEFITS. The Accrued Benefit of a
                   Section 5.03(d) person shall be increased by crediting the person with five additional years of Benefit Service and Vested Service and by deeming the person's actual chronological age to be increased by five years. The foregoing increases shall be calculated as of the date the Change of Control occurs. The increase in age described in this Section shall be applied without regard to any increase in age to which a Section 5.03(d) person may also be entitled under Section 5.03(b).

            (5) FINAL AVERAGE EARNINGS. In calculating the Final Average Earnings of a Section 5.03(d) person, the person's Compensation for the Plan Year in which the Change of Control occurs shall include the Compensation he would have earned had the Change of Control occurred on the last day of that Plan Year.

            (6) LIMITATION ON BENEFIT. If, as a result of Section 5.03(d)(4), a Section 5.03(d) person is or would become a "Disqualified Individual" as defined in Section 280G of the Code, or any successor provision thereto, and would be subject to the imposition of an excise tax pursuant to Section 4999 of the Code, or any successor provision thereto, then Section 5.03(d)(4) shall be operative only if and to the extent that the Section 5.03(d) person will not be subject to the imposition of such excise tax.

            (7) AMENDMENT OF SECTION 5.03(D). This Section 5.03(d) may not be amended in any fashion which has the effect of revoking or eliminating such Section, unless all Section 5.03(d) persons consent in writing to such an amendment. The provisions of this Section 5.03(d) may only be amended by the Board to clarify any ambiguities hereunder or to increase the additional retirement benefits provided hereunder.

            (8) EXPIRATION OF SECTION. This Section 5.03(d) shall automatically expire at the close of business on September 9, 1991 if, and only if, no Change of Control occurs prior thereto.

            (9) NONDISCRIMINATORY BENEFITS. Notwithstanding the foregoing provisions of this Section 5.03(d), the provisions hereof shall not be implemented unless the group or classification of Employees designated by the Committee as eligible to receive increased retirement benefits does not discriminate in favor of highly compensated employees within the meaning of Section 414(q) of the Code.

     (e) RETIREMENT BENEFIT PAYABLE BY REASON OF RETIREMENT ON A POSTPONED RETIREMENT DATE. Subject to Section 203 of ERISA, if a Participant continues in active employment after his attainment of Normal Retirement Age, the Participant's retirement benefit hereunder shall commence on the first day of the month next following his postponed retirement date and shall be payable as provided in Section 5.05. The amount of the retirement benefit to which a Participant may be entitled upon retirement after his attainment of Normal Retirement Age shall be computed in accordance with the provisions of Section 5.03(a), based however, upon the Participant's Benefit Service and Final Average Earnings as of his postponed retirement date.

     (f) COORDINATION WITH LIMITATIONS ON CONTRIBUTIONS AND BENEFITS. Notwithstanding any of the foregoing, in no event shall the amount of any benefit determined under this Section exceed the maximum benefit permitted under Section 415 of the Code.

     5.04   CODE SECTION 415 LIMITATIONS.

     (a)    GENERAL LIMITATION. Subject to the provisions of subsections (f),
            (g) and (h), a Participant's Accrued Benefit, when expressed as an Annual Benefit (as hereinafter defined), shall not at any time during a Plan Year exceed the lesser of: (1) the Defined Benefit Dollar Limitation applicable to that Plan Year, or (2) 100% of the Participant's average annual Includable Compensation for his High Three Years (as hereinafter defined). If a Participant's Accrued Benefit in any Plan Year would produce an Annual Benefit in excess of this limitation, the rate of accrual will be reduced so that the Annual Benefit will equal the maximum permitted amount. If the Participant is, or has ever been, covered under more than one Defined Benefit Plan maintained by the Company or an Affiliated Company, the sum of the Participant's Annual Benefits from all such Defined Benefit Plans may not exceed the limitation provided in this subsection, and the rate of accrual under this Plan will be reduced, if necessary, to meet this limitation.

     (b)    DETERMINATION OF DEFINED BENEFIT DOLLAR LIMITATION.

            (1) LIMIT BEFORE ADJUSTMENT. The Defined Benefit Dollar Limitation applicable to a Plan Year shall be $90,000, adjusted for years beginning after December 31, 1987 to the amount determined by the Commissioner of Internal Revenue, pursuant to the authority of Section 415(d)(l)(A) of the Code and regulations thereunder, which is made effective as of the first day of the Plan Year.

            (2) ADJUSTMENT FOR BENEFIT COMMENCEMENT DATE BEFORE SOCIAL SECURITY RETIREMENT AGE. If a Participant's Benefit Commencement Date is prior to the date on which he attains Social Security Retirement Age, the Defined Benefit Dollar Limitation described in paragraph (1) shall, with respect to that Participant, be decreased so that it is the Actuarial Equivalent of an annual benefit of $90,000 (adjusted in the manner described in paragraph (1)) commencing at Social Security Retirement Age. The adjustment provided for in the preceding sentence shall be made in a manner prescribed by the Secretary of the Treasury that is consistent with the reduction under the Social Security Act of old-age insurance benefits commencing before normal retirement age.

            (3) ADJUSTMENT FOR BENEFIT COMMENCEMENT DATE AFTER SOCIAL SECURITY RETIREMENT AGE. If a Participant's Benefit Commencement Date is after the date on which he attains Social Security Retirement Age, the Defined Benefit Dollar Limitation described in paragraph (1) shall, with respect to that Participant, be increased so that it is the Actuarial Equivalent of an annual benefit of $90,000 (adjusted in the manner described in paragraph (1)) commencing at Social Security Retirement Age.

            (4) ADJUSTMENT FOR LESS THAN TEN YEARS OF PARTICIPATION. If a Participant has less than ten years of participation in the Plan, the Defined Benefit Dollar Limitation applicable to the Participant's Accrued Benefit shall be adjusted by multiplying such limitation by a fraction the numerator of which is the number of the Participant's years of participation (or portion thereof), and the denominator of which is ten. For purposes of this paragraph (4), the term "year of participation" shall have such meaning as is set forth in regulations published by the Secretary of the Treasury under Section 415(b) of the Code.

     (c) DETERMINATION OF A PARTICIPANTS HIGH THREE YEARS. A Participant's High Three Years shall be the three consecutive Plan Years of his employment with the Company or Affiliated Company (or, if he does not have three consecutive Plan Years of such employment, his greatest actual number of consecutive Plan Years of such employment) during which he had the greatest aggregate Includable Compensation.

     (d)    EXPRESSION OF ACCRUED BENEFIT AS AN ANNUAL BENEFIT.

            (1) The term "Annual Benefit" means a benefit which is payable annually in the form of a straight life annuity with no ancillary benefits, without regard to benefits attributable to either Employee contributions or rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4) and 408(d)(3)).

            (2) If a Participant's Accrued Benefit is payable in any form other than an Annual Benefit, the limitation set forth in subsection (a) shall be applied by adjusting the actual form of that Participant's benefit distribution to an Annual Benefit, commencing at the same Benefit Commencement Date as the actual form of his benefit distribution, which is the Actuarial Equivalent of such actual form.

            (3) In making the adjustment described in paragraph (2), the following values shall not be taken into account.

                   (A)  The value of a Qualified Joint and Survivor Annuity;

                   (B) The value of ancillary benefits that are not directly related to retirement benefits (including, but not limited to, pre-retirement disability and death benefits and post-retirement medical benefits); and

                   (C) The value of benefits provided by the Plan which reflect post-retirement cost of living increases to the extent that such increases are in accordance with Section 415(d) of the Code and Treasury Regulation Section 1.415-5.

     (e)    LIMITATION ON CERTAIN ASSUMPTIONS.

            (1)    For purposes of the adjustments described in subsections
                   (b)(2), (d)(2) and (d)(3), the interest rate assumption shall not be less than the greater of 5% or the rate specified in
                   Section 1.02.

            (2)    For purposes of the adjustment described in subsection
                   (b)(3), the interest rate assumption shall not be greater than the lesser of 5% or the rate specified in Section 1.02.

            (3)    For purposes of the adjustments described in subsections
                   (b)(2), (b)(3), (d)(2) and (d)(3) no adjustments under
                   Section 415(d)(l) of the Code shall be taken into account prior to the year for which such adjustment first takes effect.

     (f) PERMISSIBLE MINIMUM BENEFIT. Notwithstanding the provisions of subsection (a), but subject to the provisions of subsection (g), a Participant's Accrued Benefit shall be deemed not to exceed the limitations of this Section if (1) the benefits actually paid to him under this Plan and all other Defined Benefit Plans maintained by the Company or any Affiliated Company do not exceed $10,000 in any Plan Year, regardless of the Benefit Commencement Date or the form in which such benefits are paid and (2) he has not at any time participated in a Defined

            Contribution Plan maintained by the Company or any Affiliated Company. For purposes of subclause (2), a Participant shall not be deemed to be participating in a separate Defined Contribution Plan maintained by the Company or an Affiliated Company solely by reason of his making Participant contributions to the Plan.

     (g) REDUCTION FOR LESS THAN TEN YEARS OF BENEFIT SERVICE. If a Participant has less than ten years of Benefit Service at his Benefit Commencement Date, the limitation set forth in subsection
            (a) with respect to a Participant's average Includable Compensation for his High Three Years and the limitation set forth in subsection
            (f) shall be reduced by multiplying such limitations by a fraction, the numerator of which is his years of Benefit Service (or portion thereof), and the denominator of which is ten.

     (h)    TRANSITION RULES FOR PRIOR PARTICIPATION.

            (1) In the case of an individual who was a participant in one or more Defined Benefit Plans maintained by the Company or any Affiliated Company before July 1, 1982, the application of the limitations of this Section shall not cause the maximum permissible benefit for such individual under all such Defined Benefit Plans to be less than the individual's accrued benefit under all such Defined Benefit Plans as of the end of the Limitation Year beginning in 1982 determined without regard to any amendments to such Plans adopted after July 1, 1982, including optional benefit forms. The preceding sentence applies only if all such Defined Benefit Plans met the requirements of Section 415 of the Code, as in effect on July 1, 1982, for all Limitation Years beginning before January 1, 1983.

            (2) In the case of an individual who was a participant in one or more Defined Benefit Plans maintained by the Company or any Affiliated Company before May 6, 1986, the application of the limitations of this Section shall not cause the maximum permissible benefit for such individual under all such Defined Benefit Plans to be less than the individual's accrued benefit under all such Defined Benefit Plans as of the end of the Limitation Year beginning in 1986 determined without regard to any amendments to such Plans adopted after May 5 1986, including optional benefit forms. The preceding sentence applies only if all such Defined Benefit Plans met the requirements of Section 415 of the Code, as in effect on May 6 1986, for all Limitation Years beginning before January 1, 1987.

     (i) AGGREGATE BENEFIT LIMITATION. If the Company or an Affiliated Company maintains, or at any time maintained, one or more Defined Contribution Plans (or, after December 31, 1985, a Welfare Benefit
            Fund) covering any Participant in this Plan, the sum of the Defined Benefit Fraction (defined in paragraph (1)) and the Defined Contribution Fraction (defined in paragraph (2)) for any Limitation Year shall equal no more than one (1.0). The current Annual Addition under the Defined Contribution Plan(s) will be reduced first, and then the rate of accrual under this Plan will be reduced, if necessary to meet this limitation.

            (1) "Defined Benefit Fraction" shall mean a fraction, the numerator of which is the Projected Annual Benefit (as defined in paragraph (5)) of the Participant under all Defined Benefit Plans maintained by the Company or any Affiliated Company determined as of the close of the Limitation Year pursuant to Treasury Regulations under
                   Section 415 of the Code, and the denominator of which is the lesser of (A) 140% of the Participant's average Includable Compensation for his High Three Years adjusted in the manner set forth in subsection (g), or (B) 125% of the Defined Benefit Dollar Limitation determined as of the close of the Limitation Year.

            (2) "Defined Contribution Fraction" shall mean a fraction, the numerator of which is the sum of the Annual Additions (hereinafter defined) to the Employee's Defined Contribution Plan accounts for the applicable Limitation Year and each prior Limitation Year, and the denominator of which is the sum of the lesser of the following products for each Limitation Year in which the Employee was an Employee (regardless of whether a Defined Contribution Plan was in existence for such Plan Year):

                   (A) the Defined Contribution Dollar Limitation effective for the Limitation Year, multiplied by 125%, or (B) 35% of the Participant's Includable Compensation for such Limitation Year.

            (3) If the Participant was a participant in one or more Defined Contribution Plans maintained by the Company or an Affiliated Company which were in existence on July 1, 1982, the numerator of the Defined Contribution Fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of: (A) the excess of the sum of the fractions over 1.0, times (B) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1983. This adjustment will also be made if at the end of the last Limitation Year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of benefit accruals or annual additions that were made before the limitations of this Section became effective to any Qualified Plans of the Company or an Affiliated Company in existence on July 1, 1982.

            (4) If the Participant was a participant in one or more Defined Contribution Plans that satisfied the requirements of Section 415 of the Code as of the last Limitation Year beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed 1.0 for such Limitation Year.

            (5) "Projected Annual Benefit" shall mean the Annual Benefit as defined in subsection (d), to which the Participant would be entitled under the terms of the Plan assuming:

                   (A) The Participant will continue employment until Normal Retirement Age (or current age, if later); and

                   (B) The Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

            (6) For purposes of this subsection, a master or prototype plan is a Qualified Plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

            (7) "Annual Addition" shall mean, with respect to a Participant in a Limitation Year, the sum of the following amounts with respect to all Qualified Plans and Welfare Benefit Funds maintained by the Company or any Affiliated Company:

                   (A) The amount of any employer-provided contribution with respect to the Limitation Year which is allocated to the Participant's account;

                   (B) The amount of any forfeitures for the Limitation Year allocated to the Participant's account;

                   (C) The amount of a Participant's voluntary nondeductible contributions for the Limitation Year provided that the Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all voluntary nondeductible contributions as an Annual Addition;

                   (D) The amount allocated, after March 31, 1984, to an individual medical account as defined in Section 415(l)(l) of the Code, which is part of a Defined Benefit Plan maintained by the Company or an Affiliated Company; and

                   (E) The amount derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section

                        419A(d)(3) of the Code), under a Welfare Benefit Fund maintained by the Company or an Affiliated Company.

     (j) AGGREGATION OF PLANS. For purposes of this Section, all Defined Benefit Plans ever maintained by the Company or an Affiliated Company shall be treated as one Defined Benefit Plan, and all Defined Contribution Plans ever maintained by the Company or an Affiliated Company shall be treated as one Defined Contribution Plan (whether or not any such Qualified Plan was terminated).

     (k) LIMITATION ON CERTAIN ADJUSTMENTS. In no event shall the adjustments of subsections (b)(4) and (g) above reduce the limitations provided under Sections 415(b)(l) and 415(b)(4) of the Code to an amount less than one-tenth of the applicable limitations as determined without such adjustments.

     (l) INCORPORATION OF CERTAIN REQUIREMENTS. Notwithstanding any other provision of the Plan to the contrary, the foregoing limitations shall be applied in accordance with requirements of Section 415 of the Code and the Treasury Regulations thereunder, and such Section and regulations are hereby incorporated by reference.

     5.05   FORMS OF RETIREMENT BENEFIT.

     (a) UNMARRIED PARTICIPANT. The normal form of payment of retirement benefits under the Plan for a Participant who is not married on his Benefit Commencement Date shall be a Straight-Life Annuity consisting of equal monthly installments payable on the first day of each month commencing on or immediately following his Benefit Commencement Date and ending with the monthly payment due immediately prior to his death. In the event that an unmarried Participant has a former spouse who pursuant to Section 5.06(b) is treated as a spouse or surviving spouse such Participant shall be deemed to be a married Participant hereunder to the extent required by Section 5.06(b).

     (b) MARRIED PARTICIPANT. The normal form of payment of benefits under the Plan for a Participant who is married on his Benefit Commencement Date shall be a Qualified Joint and Survivor Annuity, unless an optional form of benefit is selected pursuant to a Qualified Election as defined in Section 5.06(a) within the 90-day period prior to the date benefits commence.

     (c) OPTIONAL FORMS OF RETIREMENT BENEFIT. The optional forms of retirement benefit under the Plan, each of which shall be the Actuarial Equivalent of the normal form of benefit under subsection
            (a) or (b) above, whichever is applicable, shall be the following:

            (1) A 10-Year Certain and Continuous Annuity, under which monthly benefit payments are made to the Participant during his lifetime, and if the Participant's death occurs before the Participant has received 120 monthly payments, monthly payments shall be continued to his Beneficiary until the Participant and his Beneficiary have received a total of 120 payments.

            (2) A Contingent Annuitant Annuity, under which monthly benefit payments are made to the Participant during his lifetime and following his death are continued to his Beneficiary, if the Beneficiary survives the Participant. in an amount equal to 50% or 100% (as the Participant shall elect) of the monthly payments to the Participant. If the Participant's Beneficiary dies after the Benefit Commencement Date, the amount of monthly payments to the Participant shall not be increased and shall cease upon his death. For purposes of this optional form of benefit, a Participant may designate only one individual as a Beneficiary.

            (3) For married Participants, a Straight-Life Annuity, as described in subsection (a).

            (4) With respect to an Employee who was an active participant in any predecessor plan that was amended and merged into this Plan and who was entitled to receive a lump sum benefit under such predecessor plan, a Lump Sum Option, under which the portion of the Participant's retirement benefit attributable to his participation in such predecessor plan is paid in a single sum payment.

            Each optional form of benefit (other than the Lump Sum Option) shall be the Actuarial Equivalent of the Participant's normal form of benefit. The Lump Sum Option shall be the Actuarial Equivalent of the normal form of benefit of the portion of the Participant's retirement benefit attributable to his participation in the applicable predecessor plan. Subject to Section 5.06, a Participant may elect in writing, on a form provided by the Committee, to have his monthly retirement benefit paid in one of the optional forms; provided, however, that the election will be effective only if the Participant is alive on the date benefits are scheduled to commence or a single sum payment is scheduled to be made. The period for making this election shall be for at least 90 days following the furnishing of all applicable information to the Participant by the Committee and ending not earlier than 90 days before his Benefit Commencement Date. Any election made by a Participant under this Section may be revoked in writing during the election period and another election may be made during such period. Notwithstanding the foregoing, the election and revocation of any election must be made in accordance with rules adopted by the Committee which are not inconsistent with regulations issued in accordance with ERISA and the Code.

     5.06   SPECIAL ANNUITY PROVISIONS.

     (a) QUALIFIED ELECTION. For purposes of Section 5.05(b), "Qualified Election" means a waiver of a Qualified Joint and Survivor Annuity which meets the requirements of this subsection. The waiver must be in writing, must be consented to by the Participant's spouse, must designate a Beneficiary (if other than the consenting spouse) and must select an optional form of benefit in accordance with Section
            5.05. The spouse's consent to a waiver must be witnessed by a Plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed Qualified Election, the designated spouse. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. However, a Participant whose spouse has consented to a Qualified Election may not change the optional form of benefits or elect an optional form following his revocation of the Qualified Election without spousal consent unless the Qualified Election expressly acknowledges the spouse's right to limit consent to a single election but expressly permits the Participant to elect optional forms of benefit without any further consent of the spouse.

            Notwithstanding the foregoing or any other provision of the Plan to the contrary, a Participant may elect to receive his retirement benefit in the form of a Contingent Annuitant Annuity described in
            Section 5.05(c)(2) without the consent of his spouse, provided his spouse is designated as the Beneficiary under such optional form of benefit.

     (b) CERTAIN SPOUSES. A former spouse will be treated as the spouse or surviving spouse of a Participant to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

     (c) NOTICE REQUIREMENTS. In the case of a Qualified Joint and Survivor Annuity, the Committee shall provide each Participant within a reasonable period prior to the commencement of benefits a written explanation of: (1) the terms and conditions of a Qualified Joint and Survivor Annuity, (2) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit, (3) the rights of a Participant's spouse, and (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

     5.07   RULES GOVERNING DISTRIBUTIONS.

     (a) COMMENCEMENT OF BENEFITS. Unless the Participant elects otherwise in writing, distribution of benefits will begin no later than the 60th day after the close of the Plan Year in which occurs the later of:

            (1)    The Participant's attainment of age 65; or

            (2)    The Participant's Severance.

            Subject to subsection (b), a Participant may elect to have benefits commence at a later date by submitting to the Committee a written request therefor.

     (b) RESTRICTIONS ON PERIOD OF DISTRIBUTION. Distribution of a Participant's entire benefit will commence not later than April 1 following the calendar year in which the Participant attains age 70-1/2. Unless the form of distribution is a single sum payment, distributions will be made in non-increasing dollar payments each year over one of the following periods: (1) the life of the Participant, (2) the joint lives of the Participant and his Beneficiary, (3) a period certain not exceeding the life expectancy of the Participant, (4) a period certain not exceeding the joint life expectancy of the Participant and his Beneficiary, or (5) a combination of the foregoing.

     (c) MINIMUM AMOUNTS TO BE DISTRIBUTED. If the Participant's entire interest in the Plan is to be distributed in a form other than a single sum payment, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated Beneficiary. Life expectancy and joint and last survivor expectancy shall be computed by the use of the return multiples contained in Section 1.72-9 of the Treasury Regulations. For purposes of this computation, the life expectancy of the Participant (and the Participant's spouse, if the spouse is the designated Beneficiary) may be recalculated no more frequently than annually. The life expectancy of a Beneficiary other than a spouse may not be recalculated. If the Participant's spouse is not the designated Beneficiary, then the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

     (d) RESTRICTIONS IN THE EVENT OF DEATH. Upon the death of the Participant, the following distribution provisions shall apply:

            (1) If the Participant dies after distribution of his interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

            (2) If the Participant dies before distribution of his interest commences, the Participant's entire interest will be distributed no later than 5 years after the Participant's death except to the extent that an election is made to receive distributions in accordance with subparagraph (A) or
                   (B):

                   (A) If any portion of the Participant's interest is payable to a designated Beneficiary distributions may be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than one year after the Participant's death.

                   (B) If the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with subparagraph (A) shall not be earlier than the date in which the Participant would have attained age 70-1/2, and if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

                   For purposes of this paragraph, payments will be calculated by use of the return multiples specified in Section 1.72-9 of the Treasury Regulations. Life expectancy of a surviving spouse may be recalculated annually. In the case of any other designated Beneficiary, life expectancy will be calculated at the time payment first commences without further recalculation.

            (3) For purposes of this subsection, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

     (e) DELAYED PAYMENTS. If the amount of a benefit payment required to commence on a date determined under this Section cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Committee has been unable to locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained or the date on which the Participant is located (whichever is applicable).

     (f) CONSENT TO DISTRIBUTION. If the present value of a Participant's vested Accrued Benefit ever exceeded $3,500, the Committee shall not distribute the Participant's benefit to him unless the Participant and his spouse (in accordance with Section 5.06(a)) consent to such distribution or unless the Participant consents and the distribution is in the form of a Qualified Joint and Survivor Annuity. If the present value of the Participant's vested Accrued Benefit does not exceed $3,500 and payment of benefits has not commenced, the Committee may distribute the benefit as an immediate single sum payment notwithstanding the provisions of Sections 5.05(b).

     5.08 RELEVANT INFORMATION. A Participant entitled to receive benefits under a Qualified Joint and Survivor Annuity or any other option providing benefits or contingent benefits to his spouse or other Beneficiary shall certify to the Committee such information as it may reasonably request respecting his spouse or Beneficiary, including (but not limited to) information as to name, address, age, sex, and date of marriage. The Committee shall be entitled to rely upon any certification of a Participant's marital status and shall not be obligated to make inquiry into the legal effect of any actual or purported marriage, marital dissolution, or common-law relationship.

     5.09 BENEFITS UPON REEMPLOYMENT. If a Participant receives a benefit and again becomes a Participant, his Accrued Benefit or Normal Retirement Benefit on his subsequent Severance shall be reduced by the Actuarial Equivalent of the payments previously made to him.

     5.10   SUSPENSION OF BENEFITS.

     (a) GENERAL RULE. If a Participant who is receiving periodic retirement benefits from the Plan again becomes an Employee of a Participating Company, his retirement benefit will be suspended for each calendar month during which the Employee completes at least 40 Hours of Service with a Participating Company in Section 203(a)(3)(B) Service. Similarly, a retirement benefit which commences later than Normal Benefit Commencement Date will be computed as if the Employee had been receiving benefits since Normal Benefit Commencement Date and had been reemployed, without actuarial increase for amounts which would have been subject to suspension under the preceding sentence.

     (b) RESUMPTION OF PAYMENT. If benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in Section 203(a)(3)(B) Service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of Section 203(a)(3)(B) Service and the resumption of payments.

     (c) NOTIFICATION. No payment shall be withheld by the Plan pursuant to this Section unless the plan notifies the Employee by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provisions. and a statement to the effect that applicable Department of Labor Regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In addition, the notice shall inform the Employee of the Plan's procedures for affording a review of the suspension benefits. Requests for such reviews may be considered in accordance with the claims procedure set forth in Section 10.12.

     (d)    AMOUNT SUSPENDED.

            (1) LIFE ANNUITY. In the case of benefits payable periodically on a monthly basis for as long as a life (or lives) continues, such as a straight life annuity or a Qualified Joint and Survivor Annuity, the amount suspended under subsection (a) shall be equal to the monthly benefit payment.

            (2) OTHER BENEFIT FORMS. In the case of a benefit payable in a form other than the form described in paragraph (1) above, the amount suspended under subsection (a) in a calendar month in which the Employee is employed in Section 203(a)(3)(B) Service shall be equal to the lesser of:

                   (A) The amount of benefits which would have been payable to the Employee if he had been receiving monthly benefits under the Plan since actual retirement based on a single life annuity commencing at actual retirement age; or

                   (B) The actual amount paid or scheduled to be paid to the Employee for such month. Payments which are scheduled to be paid less frequently than monthly may be converted to monthly payment for purposes of the foregoing sentence.

     (e) TOP-HEAVY PLAN MINIMUM BENEFIT. This Section does not apply to the Minimum Benefit to which the Participant is entitled under the Top-Heavy Plan provisions of Article IX.

     (f) SECTION 203(A)(3)(B) SERVICE. The definition of "Section 203(a)(3)(B) Service" is set forth in Department of Labor Regulation
            Section 2530.203-3(c) (1).

     5.11 PROHIBITION AGAINST REDUCTION OF ACCRUED BENEFIT. Notwithstanding the provisions of Sections 1.35 and 5.02, with respect to individuals who become Participants after attaining age 60 and before January 1, 1989, no change in the Normal Retirement Age under the Plan shall be effective to the extent that it has the effect of decreasing the present value as of December 31. 1988 of such a Participant's Accrued Benefit.

     5.12 WITHHOLDING ON PAYMENT OF BENEFITS. All nonperiodic distributions and periodic payments shall be subject to the provisions of Section 10.08, items
(i) through (k) hereto, unless pursuant to Code Section 401(a)(31) and Treasury Regulation Section 1.401(a)(31)-1T the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan in a direct rollover. Accordingly, in addition to any other required payment restrictions, the Committee shall, not less than 30 days or more than 90 days prior to a distribution, provide the distributee with a notice of his right to have his distribution paid in a direct rollover to an eligible retirement plan and provide the distributee the means to make such election in accordance with the following:

     (a) If a distribution is one to which Section 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)- 11(c) of the Income Tax Regulations is given, provided that:

            (i) The Plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option),

            (ii) The Participant after receiving the notice, affirmatively elects a distribution, and

            (iii)  The Participant does not have an Eligible Spouse.

     (b) This provision applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this provision, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution that is at least equal to $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (c)    DEFINITIONS.

            (i) ELIGIBLE ROLLOVER DISTRIBUTION: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

            (ii) ELIGIBLE RETIREMENT PLAN: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                   Section 408(b) of the Code, an annuity plan described in
                   Section 403(a) of the Code, or a qualified trust described in
                   Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (iii) DISTRIBUTEE: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

            (iv) DIRECT ROLLOVER: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE VI

                                DEATH BENEFITS



     6.01 SPOUSAL DEATH BENEFIT. The Eligible Spouse of a Participant who has a vested interest in his Normal Retirement Benefit and who dies prior to his Benefit Commencement Date shall receive a Qualified Pre-retirement Survivor Annuity, in an amount determined as follows:

     (a) DEATH AFTER EARLIEST RETIREMENT AGE. If the Participant dies after attaining Early Retirement Age, the payments to his Eligible Spouse under the Qualified Pre-retirement Survivor Annuity shall be equal to 50% of the payments the Participant would have received under a Straight-Life Annuity determined under Section 5.05(c)(3) had the Participant retired with such an annuity on the day prior to his death.

     (b) DEATH ON OR BEFORE EARLIEST RETIREMENT AGE. If the Participant dies on or before attaining Early Retirement Age, the payments to his Eligible Spouse under the Qualified Pre-retirement Survivor Annuity shall be equal to 50% of the payments the Participant would have received under a Straight-Life Annuity determined under Section 5.05(c)(3) had the Participant:

            (1) Experienced a Severance on the date of his death (if he was an Employee on the date of his death);

            (2)    Survived to his Early Retirement Age;

            (3)    Received such an annuity at his Early Retirement Age; and

            (4)    Died on the day after his Early Retirement Age.

     6.02 COMMENCEMENT OF BENEFIT. The Eligible Spouse shall begin to receive payments as of the last day of the month in which the Participant would have attained Early Retirement Age unless she elects a later date (in conformity with Sections 5.07(b), (c) and (d), as applicable).

     6.03 CERTAIN SPOUSES. A former spouse will be treated as the spouse or surviving spouse of a Participant to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

     6.04 COST OF COVERAGE. The Participant's benefit under the Plan shall not be reduced by the cost of providing the Qualified Pre-retirement Survivor Annuity coverage described in Section 6.01.

                                  ARTICLE VII

                                    VESTING




     7.01   VESTED BENEFIT.

     (a) YEARS OF VESTED SERVICE. Subject to subsections (b), (c) and (d), the interest of each Participant in his Accrued Benefit shall become vested and nonforfeitable in accordance with whichever of the following vesting schedules will provide the Participant with the greatest nonforfeitable percentage of such Accrued Benefit:

                                                                       NONFORFEITABLE
                                                                        PERCENTAGE OF
            PARTICIPANT'S YEARS         SUM OF PARTICIPANT'S AGE        PARTICIPANT'S
             OF VESTED SERVICE             AND VESTED SERVICE          ACCRUED BENEFIT
        ---------------------------   ----------------------------   -------------------
                Less than 5                                                   0%
                At least 5                     At least 45                   50%
                At least 6                     At least 47                   60%
                At least 7                     At least 49                   70%
                At least 8                     At least 51                   80%
                At least 9                     At least 53                   90%
                At least 10                    At least 55                  100%

                                                                       NONFORFEITABLE
                                                                        PERCENTAGE OF
            PARTICIPANT'S YEARS                                         PARTICIPANT'S
             OF VESTED SERVICE                                         ACCRUED BENEFIT
        ---------------------------                                  -------------------
                Less than 10                                                  0%
                At least 10                                                  50%
                At least 11                                                  60%
                At least 12                                                  70%
                At least 13                                                  80%
                At least 14                                                  90%
                At least 15                                                 100%

                                     VII-1

     (b) SPECIAL RULE FOR CERTAIN PARTICIPANTS. Notwithstanding the provisions of subsection (a), but subject to the provisions of subsections (c) and (d), the interest of each Participant who completes at least one Day of Service after December 31, 1988 in his Accrued Benefit shall become vested and nonforfeitable in accordance with the following vesting schedule:

                                                        NONFORFEITABLE
                                                         PERCENTAGE OF
                            PARTICIPANT'S YEARS          PARTICIPANT'S
                             OF VESTED SERVICE          ACCRUED BENEFIT
                        ---------------------------   -------------------
                                Less than 5                     0%
                                At least 5                    100%

     (c) SPECIAL RULE FOR PREDECESSOR PLANS. Notwithstanding the provisions of subsections (a) and (b), if any portion of a Participant's Accrued Benefit was earned under a predecessor plan which was amended and merged into this Plan, the vested and nonforfeitable interest of such Participant in that portion of his Accrued Benefit on the date of his Severance shall equal the greatest of: (1) the vested and nonforfeitable percentage determined pursuant to subsection (a); (2) the vested and nonforfeitable percentage determined pursuant to subsection (b); or (3) the vested and nonforfeitable percentage determined as if the vesting schedule of such predecessor plan were in effect on the date of such Participant's Severance.

     (d) ACCELERATED VESTING. An Employees interest in his Accrued Benefit shall become 100% vested and nonforfeitable without regard to his years of Vested Service on his attainment of Normal Retirement Age.

     7.02   AGGREGATION OF YEARS OF VESTED SERVICE.

     (a) VESTED PARTICIPANTS. If a Participant who has a nonforfeitable right to all or a portion of his Accrued Benefit has a Severance and again becomes an Employee, the Participant's years of Vested Service prior to his Severance shall be included in

                                     VII-2
            determining his vested and nonforfeitable Accrued Benefit after he again becomes an Employee.

     (b)    NONVESTED EMPLOYEES AND PARTICIPANTS.

            (1) If an Employee or a Participant who does not have any nonforfeitable right to his Accrued Benefit has a Severance and again becomes an Employee before incurring the number of consecutive One Year Breaks in Service specified in paragraph
                   (2), his years of Vested Service prior to his Severance shall be included in determining his vested and nonforfeitable Accrued Benefit after he again becomes an Employee.

            (2) If an Employee or a Participant who does not have any nonforfeitable right to his Accrued Benefit has a Severance and again becomes an Employee after incurring a number of consecutive One Year Breaks in Service equal to the greater of five or the aggregate number of years of Vested Service which he completed before such One Year Breaks in Service, his years of Vested Service completed prior to his One Year Breaks in Service shall be disregarded for purposes of determining his vested and nonforfeitable Accrued Benefit after he again becomes an Employee. The aggregate number of years of Vested Service shall not include any years of Vested Service disregarded under this Section by reason of a prior period of One Year Breaks in Service.

     7.03 UNCLAIMED BENEFITS. If the Committee, acting upon information available to it, cannot locate a person entitled to receive a benefit under the Plan within a reasonable period of time (as determined by the Committee in its discretion) after the benefit becomes payable, and such person has not contacted the Committee or the Trustee concerning the distribution by the end of such period, the amount of the benefit shall be treated as a forfeiture and shall be applied in the manner described in Section 7.04. If, prior to the date final distributions are made from the Trust Fund following termination of the Plan, a person who was entitled to a benefit which has been forfeited pursuant to this Section makes a claim to the Committee or the Trustee for

                                     VII-3
such benefit, such person shall be entitled to receive the amount of such benefit as soon as administratively feasible after such claim is received.

     7.04 APPLICATION OF FORFEITED AMOUNTS. The amount of a Participant's benefit that is forfeited pursuant to Section 7.03 shall not be applied to increase the benefits of Participants at any time but shall be applied to reduce Participating Company contributions to the Plan.

                                    VII-4

                                 ARTICLE VIII

                          DESIGNATION OF BENEFICIARY



     8.01 DESIGNATION OF BENEFICIARY. Subject to Section 5.06(a), each Participant shall have the right to designate a Beneficiary or Beneficiaries to receive remaining benefits, if any, payable under the Plan (such as amounts payable under a Certain and Continuous Annuity) upon his death. The designation shall be made on forms prescribed by the Committee and shall be effective upon delivery to the Committee. A Participant shall have the right to change or revoke from time to time any such designation by filing a new designation or notice of revocation with the Committee, but such revised designation or revocation shall be effective only upon receipt by the Committee.

     8.02 FAILURE TO DESIGNATE BENEFICIARY. In the event a Participant has not designated a Beneficiary, or in the event no Beneficiary survives a Participant, the distribution of the Participant's remaining benefits, if any, upon his death shall be made: (a) to the Participant's spouse, if living; (b) if his spouse is not then living, to his then issue by right of representation; (c) if neither his spouse nor his issue are then living, to his then living parents; and (d) if none of the above are then living, to his estate.

                                    VIII-1

                                  ARTICLE IX

                           TOP-HEAVY PLAN PROVISIONS



     9.01 PRIORITY OVER OTHER PLAN PROVISIONS. If the Plan is or becomes a Top-Heavy Plan in any Plan Year beginning after December 31, 1983, the provisions of this Article IX will supersede any conflicting provisions of the Plan. However, the provisions of this Article shall not operate to increase the rights or benefits of Participants under the Plan except to the extent required by Section 416 of the Code and other provisions of law and the Treasury Regulations applicable to "top-heavy plans," as that term is defined in Section 416(g) of the Code, taking into account amendments to Section 416 of the Code and such other provisions of law which are enacted after the Tax Equity and Fiscal Responsibility Act of 1982, as amended.

     9.02   DEFINITIONS.

     (a) KEY EMPLOYEE. A Key Employee is any Employee or former Employee (and the Beneficiaries of such deceased Employee) who at any time during the Determination Period was: (1) an officer of the Company or any Affiliated Company if such individual's Includable Compensation exceeds 1.5 times the Defined Contribution Dollar Limitation; (2) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Company or any Affiliated Company, if such individual's Includable Compensation exceeds the Defined Contribution Dollar Limitation; (3) a 5% owner of the Company or any Affiliated Company; or (4) a 1% owner of the Company or any Affiliated Company who has an annual Includable Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Section 416(i) of the Code and the Treasury Regulations thereunder.

     (b) DETERMINATION PERIOD. The Determination Period is the Plan Year containing the Determination Date and the four preceding Plan Years.

     (c) TOP-HEAVY PLANS. For any Plan Year beginning after December 31, 1983, the Plan is a Top-Heavy Plan if any of the following conditions exists:

            (1) If the Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of Qualified Plans.

            (2) If the Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group of Qualified Plans and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%.

            (3) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of Qualified Plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

            Solely for the purpose of determining if the Plan or any other Qualified Plan included in a Required Aggregation Group of which this Plan is a part is a Top-Heavy Plan, the Accrued Benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all Qualified Plans maintained by the Company or any Affiliated Company, or (2) if there is no such method, as if such benefit accrued not more than rapidly than the slowest accrual rate permitted under the fractional accrual rate provisions of Section 4ll(b)(l)(C) of the Code.

     (d)    TOP-HEAVY RATIO.

            (1) The Top-Heavy Ratio with respect to the Qualified Plans taken into account under subsection (c)(l), (c)(2), or (c)(3), as applicable, is a fraction, the numerator of which is the sum of the Present Value (as defined in subsection (i)) of accrued benefits and the account balances (as required by Code Section 416) of all Key Employees with respect to such Qualified Plans as of the Determination Date (including any part of any accrued benefit or account balance distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of the Present Value of the accrued benefits and the required account balances (including any part of any accrued benefit or account balance distributed in the five-year period ending on the Determination Date) of all

                   Employees with respect to such Qualified Plans as of the Determination Date.

            (2) For purposes of paragraph (1), the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Top-Heavy Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided Section 416 and the Treasury Regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions (including distributions from terminated plans), rollovers, transfer and contributions unpaid as of the Determination Date are taken into account will be made in accordance with the provisions of
                   Section 416(g)(3) and (g)(4) of the Code and the Treasury Regulations thereunder, which are incorporated herein by reference. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

            (3) Notwithstanding the foregoing, the account balances and accrued benefits of any Employee who has not performed any services for an employer maintaining any of the aggregated plans during the five-year period ending on the Determination Date shall not be taken into account for purposes of this subsection.

     (e) REQUIRED AGGREGATION GROUP. A Required Aggregation Group consists of: (1) each Qualified Plan (including simplified employee pension plans) of the Company or any Affiliated Company in which at least one Key Employee participates, and (2) any other Qualified Plan (including simplified employee pension plans) of the

            Company or any Affiliated Company which enables a Qualified Plan described in subclause (1) to meet the requirement of Sections 40l(a)(4) or 410 of the Code.

     (f) PERMISSIVE AGGREGATION GROUP. A Permissive Aggregation Group consists of the Required Aggregation Group of Qualified Plans plus any other Qualified Plan or Qualified Plans of the Company or any Affiliated Company which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code (including simplified employee pension plans).

     (g) DETERMINATION DATE. The Determination Date for any Plan Year subsequent to the first Plan Year is the last day of the preceding Plan Year. For the first Plan Year of the Plan, the Determination Date is the last day of the Plan Year.

     (h) TOP-HEAVY VALUATION DATE. The Top-Heavy Valuation Date is the last day of the Plan Year. Such date shall also be the valuation date used with respect to the Plan when applying the minimum funding standards under Section 412 of the Code.

     (i) PRESENT VALUE. Present Value means present value based only on the interest and mortality rates specified in the Plan for the calculation of Actuarial Equivalent benefits.

     9.03 COMPENSATION TAKEN INTO ACCOUNT. For any Plan Year in which the Plan is a Top-Heavy Plan, the amount of each Participant's Compensation taken into account for purposes of determining benefits under the Plan shall not exceed for Plan Years beginning on or before January 1, 1993 the first $200,000 or for Plan Years beginning on or after January 1, 1994 the first $150,000 (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate) of such Participant's Includable Compensation for such Plan Year. Notwithstanding the foregoing, no Participant's Accrued Benefit shall be reduced as a result of the application of this Section.

     9.04   MINIMUM BENEFIT.

     (a) CALCULATION OF MINIMUM ACCRUAL AND MINIMUM BENEFIT. Notwithstanding any other provision of the Plan except subsections (b), (c) and (d) below, for any Plan

            Year in which this Plan is a Top-Heavy Plan, each Participant who is not a Key Employee and has completed 1,000 Hours of Service will accrue a benefit (to be provided solely by Participating Company contributions and expressed as a life annuity commencing at Normal Retirement Age) of not less than 2% of his or her average Includable Compensation for the five consecutive Plan Years for which the Participant had the highest Includable Compensation (the "Minimum Accrual"). The Minimum Accrual is determined without regard to any Social Security contribution. The Minimum Accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the Plan Year because: (1) the non-Key Employee fails to make mandatory contributions to the Plan; (2) the non-Key Employee's Compensation is less than a stated amount; (3) the non-Key Employee is not employed on the last day of the Plan Year; or
            (4) the Plan is integrated with Social Security The total benefit provided as a result of a Participant's Minimum Accruals as of any date shall be his "Minimum Benefit." All accruals of employer-derived benefits, whether or not attributable to Plan Years in which the Plan is a Top-Heavy Plan, may be used in computing whether the Minimum Accrual requirement is satisfied. Any Participant who is not a Key Employee shall be a non-Key Employee.

     (b) LIMITATION ON MINIMUM ACCRUALS. No additional Minimum Accruals shall be provided pursuant to subsection (a) to the extent that the total accruals on behalf of the Participant attributable to Participating Company contributions will provide a benefit expressed as a life annuity commencing at Normal Retirement Age that equals or exceeds 20% of the Participant's highest average Includable Compensation for the five consecutive Plan Years for which the Participant had the highest Includable Compensation.

     (c)    MINIMUM BENEFIT OR ALLOCATION IN OTHER PLAN(S).

            (1) If the Company or any Affiliated Company maintains one or more Defined Contribution Plans covering Employees who are Participants in this Plan, the minimum benefit or allocation requirement applicable to Top-Heavy Plans will be met in such Defined Contribution Plan or Plans unless such Plan or Plans expressly provide that such requirement shall be met in this Plan.

            (2) If the Company or any Affiliated Company maintains one or more Defined Contribution Plans or Defined Benefit Plans covering Employees who are Participants in this Plan, and paragraph (1) is not applicable, the minimum benefit or allocation requirement applicable to Top-Heavy Plans will be met in this Plan in accordance with subsection (a).

     (d) MINIMUM BENEFIT IN THIS PLAN. When the Qualified Plans aggregated under Section 9.02(e) or (f) include at least one Defined Contribution Plan and are Top-Heavy Plans but the Top-Heavy Ratio is not greater than 90%, the Top-Heavy Plan requirements set forth in
            Article IX of this Plan shall apply, except that the Minimum Accrual under subsection (a) shall be 3%, and the limitation under subsection (b) for the Minimum Accruals shall be 30%. When such Top-Heavy Ratio exceeds 90%, the Minimum Accrual shall be as provided in subsection (a) and the overall Minimum Benefit shall be as provided in subsection (b). This subsection shall apply to all Employees who are not Key Employees regardless of whether they are participating in one or more of the Qualified Plans which are aggregated with this Plan, but shall not apply to the extent that subsection (c)(1) is applicable.

     (e) FORM OF BENEFIT. If the form of benefit provided under the Plan is other than a single life annuity, the Participant must receive a benefit that is the Actuarial Equivalent of the Minimum Benefit If the benefit commences at a date other than at Normal Retirement Age, the Participant must receive at least an amount that is the Actuarial Equivalent of the Minimum Benefit commencing at Normal Retirement Age.

     (f) NONFORFEITABILITY. The Participant's Minimum Benefit required under this Section, to the extent required to be nonforfeitable under
            Section 416(b) and the
            special vesting schedule provided in Section 9.05, may not be forfeited under Sections 4l1(a)(3)(B) (relating to suspension of benefits on reemployment) or 4ll(a)(3)(D) (relating to withdrawal of mandatory contributions) of the Code.

     9.05   MINIMUM VESTING.

     (a) APPLICATION. For any Plan Year in which this Plan is a Top-Heavy Plan, the minimum vesting schedule set forth in subsection (b) will automatically apply to the Plan with respect to those Years of Service categories at which it provides a higher vested percentage than the regular vesting schedule set forth in Section 7.01(a). The minimum vesting schedule applies to all Accrued Benefits within the meaning of Section 411(a)(7) of the Code (except those attributable to Participant contributions), including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became a Top-Heavy Plan. Further, no reduction in vested benefits may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year and any change in the effective vesting schedule set forth in subsection (b) to the schedule set forth in Section 7.01(a) shall be treated as an amendment subject to
            Section 13.01(d) However, this Section does not apply to the Accrued Benefits of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan and such Employee's Accrued Benefit attributable to Participating Company contributions will be determined without regard to this Section.

     (b) VESTING SCHEDULE. The minimum vesting schedule referred to in subsection (a) is 20% vesting after two completed years of Vested Service, and then 20% for each additional year of Vested Service.

     9.06   MODIFICATION OF AGGREGATE BENEFIT LIMIT.

     (a) MODIFICATION. Subject to the provisions of subsection (b), in any Plan Year in which the Top-Heavy Ratio exceeds 60%, the aggregate benefit limitation described in Section 5.04(i) shall be modified by substituting "100%" for "125%" in paragraphs (1) and (2) of Section 5.04(i).

     (b) EXCEPTION. The modification of the aggregate benefit limit described in subsection (a) shall not be required if the Top-Heavy Ratio does not exceed 90% and one of the following conditions is met:

            (1) Employees who are not Key Employees do not participate in both a Defined Benefit Plan and a Defined Contribution Plan which are in the Required Aggregation Group, and the minimum allocation requirements of Section 416(c)(2) of the Code, as modified by Section 416(h)(2)(A) of the Code, are met in the Defined Contribution Plan; or

            (2) The minimum allocation requirements of Section 416(c)(2) of the Code are met in the Defined Contribution Plan when such requirements are applied with the substitution of "7-1/2%" in each place that "3%" occurs therein; or

            (3) The Minimum Accrual requirements of Section 9.04(d) are met in this Plan or any other Defined Benefit Plan maintained by the Company or any Affiliated Company.

                                   ARTICLE X

                           ADMINISTRATIVE PROCEDURES



     10.01 APPOINTMENT OF COMMITTEE MEMBERS. The Board shall appoint a Pension Committee consisting of not less than three members, who shall hold office at the pleasure of the Board. Any member may resign by giving notice, in writing, filed with the Trustee and the Board.

     10.02 OFFICERS AND EMPLOYEES OF THE COMMITTEE. The Committee shall choose from its members a Chairman and a Secretary The Chairman may appoint one or more Assistant Secretaries for the Committee who may, but need not be members of the Committee. The Secretary (or an Assistant Secretary) shall keep a record of the Committee's proceedings and all dates, records and documents pertaining to the Committee's administration of the Plan The Committee may employ and suitably compensate such persons or organizations to render advice with respect to the duties of the Committee under the Plan as the Committee determines to be necessary or appropriate.

     10.03 ACTION OF THE COMMITTEE. Action of the Committee may be taken with or without a meeting of Committee members, provided, however, that any action shall be taken only upon the vote or other affirmative expression of a majority of the Committee's members qualified to vote with respect to such action. Any member of the Committee may execute a certificate or other written direction on behalf of the Committee In the event the Committee members qualified to vote on any question are unable to determine such question by a majority vote or other affirmative expression of a majority of the Committee members qualified to vote on such question, such question shall be determined by the Board.

     10.04 DISQUALIFICATION OF COMMITTEE MEMBER. A member of the Committee who is a Participant shall not vote on any question relating specifically to himself unless he is the sole member of the Committee.

     10.05 EXPENSES OF THE COMMITTEE. The expense of the Committee properly and actually incurred in the performance of its duties under the Plan shall be paid from the Trust Fund, unless the Participating Companies in their discretion pay such expenses.

     10.06 BONDING AND COMPENSATION. The members of the Committee shall serve without bond, except as may be required by ERISA, and without compensation for their services as Committee members.

     10.07 GENERAL POWERS AND DUTIES OF THE COMMITTEE. The Committee shall have full power to administer the Plan and the Trust Agreement and to construe and apply their provisions. For purposes of ERISA, the Committee acting as the agent of the Employer shall be the named fiduciary with respect to the operation and administration of the Plan and the Trust Agreement. In addition, the Committee shall have the powers and authority granted by the terms of the Trust Agreement.

     The Committee, and all other persons with discretionary control respecting the operation, administration control, and/or management of the Plan, the Trust Agreement, and/or the Trust Fund, shall perform their duties under the Plan and the Trust Agreement solely in the interests of Participants and their Beneficiaries.

     10.08 SPECIFIC POWERS AND DUTIES OF THE COMMITTEE. The Committee shall administer the Plan and have all powers necessary to accomplish that purpose, including the following:

     (a) Resolving all questions relating to the eligibility of Employees to become Participants;

     (b) Determining the amount of benefits payable to Participants or their Beneficiaries, and determining the time and manner in which such benefits are to be paid;

     (c) Authorizing and directing all disbursements by the Trustee from the Trust Fund;

     (d) Engaging any administrative, legal, medical accounting, clerical, or other services it may deem appropriate to effectuate the Plan or the Trust Agreement:

     (e) Construing and interpreting the Plan and the Trust Agreement and adopting rules for administration of the Plan and the Trust Agreement which are not inconsistent with the terms of such documents;

     (f) Compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan and the Trust Agreement;

     (g) Determining the disposition and distribution of assets in the Trust Fund in the event the Plan is terminated;

     (h) Reviewing the performance of the Trustee with respect to the Trustee's administrative duties, responsibilities and obligations under the Plan and the Trust Agreement as such administrative duties, responsibilities and obligations are set forth in the Trust Agreement; reporting to the Board regarding such administrative performance of the Trustee; and recommending to the Board, if necessary, the removal of the Trustee and the appointment of a successor Trustee;

     (i) Acting to withhold, and be liable for, payment of the tax required to be withheld from any benefits paid in accordance with the provisions of this Plan, unless the Participant, Eligible Spouse or other Beneficiary who is payee for such benefits shall elect to have withholding not apply to such payments. Such election shall remain in effect until revoked by the elector. The maximum amount to be withheld shall not exceed the sum of the amount of money and the fair market value of other property (within the meaning of applicable law) received in payment of benefits unless otherwise required by law;

     (j)    (i)    Notifying the Participant, Eligible Spouse or other
                   Beneficiary who is payee of any periodic payments, otherwise subject to withholding, of the right to elect not to apply withholding to such payments. Notice shall be given no earlier than six months before, and no later than the date of the first periodic payment subject to withholding. Notice of the right to make and revoke such election shall be given to payees not less frequently than once each calendar year;

           (ii) Notifying the Participant, Eligible Spouse or other Beneficiary who is payee of any nonperiodic distribution otherwise subject to withholding of the right to elect that withholding shall not apply to such distribution.

                   Notice shall be given no later than the date of distribution or at such earlier date as may be prescribed by the Secretary of the Treasury;

          (iii) Notifying the payee of mandatory withholding requirements in effect for years beginning after December 31, 1992 where appropriate statutory rollover requirements have not been met;

     (k) Directing the payor of authorized disbursements from the Fund to withhold payment of the tax required to be withheld by law. In such case, and if the payor is supplied with such information as required by regulations, then the payor shall be liable for payment of the tax withheld; and

     (l) Performing such other functions that are delegated to the Committee under the Trust Agreement.

     10.09 ALLOCATION OF FIDUCIARY RESPONSIBILITY. The Committee from time to time may allocate to one or more of its members and/or may delegate to any other persons or organizations any of the rights, powers, duties and responsibilities of the Committee with respect to the operation and administration of the Plan and the Trust Agreement that are permitted to be so delegated under ERISA. Any such allocation or delegation shall be made in writing, shall be reviewed periodically by the Committee, and shall be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances

     Whenever a person or organization (the "Delegating Party") has the power and authority under the Plan or the Trust Agreement to delegate discretionary power and authority respecting the control, management, operation or administration of the Plan or any portion of the Trust Fund to another person or organization (the "Appointee"), the Delegating Party's responsibility with respect to such delegation is limited to the selection of the Appointee and the periodic review of the Appointee's performance and compliance with applicable law and regulations. Any breach of fiduciary responsibility by the Appointee which is not proximately caused by the Delegating Party's failure to properly select or supervise the Appointee, and in which breach the Delegating Party does not otherwise participate, will not be considered a breach by the Delegating Party.

     10.10 INFORMATION TO BE SUBMITTED TO THE COMMITTEE. To enable the Committee to perform its functions the Participating Companies shall supply full and timely information to the Committee on all matters relating to Employees and Participants as the Committee may require, and shall maintain such other records as the Committee may determine are necessary in order to determine the benefits due or which may become due to Participants or their Beneficiaries under the Plan. In addition, the Committee shall make arrangements to obtain from other Affiliated Companies such records and other information with respect to each Employee as are necessary for the Committee to determine benefits hereunder.

     10.11 NOTICES, STATEMENTS AND REPORTS. The Company shall be the "administrator" of the Plan as defined in Section 3(16)(A) of ERISA for purposes of the reporting and disclosure requirements imposed by ERISA and the Code. The Committee shall assist the Company, as requested, in complying with such reporting and disclosure requirements.

     10.12  CLAIMS PROCEDURE.

     (a) FILING CLAIM FOR BENEFITS. If an individual (hereinafter referred to as the "Applicant," which reference shall include where appropriate the authorized representative, if any, of the individual) does not receive the timely payment of the benefits which he believes he is entitled to receive under the Plan, he may make a claim for benefits in the manner hereinafter provided.

            All claims for benefits under the Plan shall be made in writing and shall be signed by the Applicant. Claims shall be submitted to a representative designated by the Committee and hereinafter referred to as the "Claims Coordinator." The Claims Coordinator may, but need not, be an Employee or a member of the Committee. If the Applicant does not furnish sufficient information with the claim for the Claims Coordinator to determine the validity of the claim, the Claims Coordinator shall indicate to the Applicant any additional information which is necessary for the Claims Coordinator to determine the validity of the claim.

            Each claim hereunder shall be acted on or disapproved by the Claims Coordinator within 90 days following the receipt by the Claims Coordinator of the information necessary to process the claim.

            In the event the Claims Coordinator denies a claim for benefits in whole or in part, the Claims Coordinator shall notify the Applicant in writing of the denial of the claim and notify such Applicant of his right to a review of the Claims Coordinator's decision by the Committee. Such notice by the Claims Coordinator shall also set forth, in a manner calculated to be understood by the Applicant, the specific reason for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of why such material or information is necessary. and an explanation of the Plan's claim review procedure as set forth in this Section.

            If no action is taken by the Claims Coordinator on an Applicant's claim within 90 days after receipt by the Claims Coordinator, such application will be deemed to be denied for purposes of the following appeals procedure.

     (b) APPEALS PROCEDURE. Any Applicant whose claim for benefits is denied in whole or in part (such Applicant hereinafter referred to as the "Claimant") may appeal from such denial to the Committee for a review of the decision by the entire Committee. Such appeal must be made within three months after the denial provided above. An appeal must be submitted in writing within such period and must:

            (1) Request a review by the entire Committee of the claim for benefits under the Plan;

            (2) Set forth all of the grounds upon which the Claimant's request for review is based and any facts in support thereof; and

            (3) Set forth any issues or comments which the Claimant deems pertinent to the appeal.

            The Committee shall regularly review appeals by Claimants The Committee shall act upon each appeal within 60 days after receipt thereof unless special circumstances require an extension of the time for processing, in which case a decision shall be rendered by the Committee as soon as possible but not later than 120 days after the appeal is received by the Committee.

            The Committee shall make a full and fair review of each appeal and any written materials submitted by therewith. The Committee may require the Claimant and/or the Participating Company to submit such additional facts, documents or other evidence as the Committee in its discretion deems necessary or advisable in making its review. The Claimant shall be given the opportunity to review pertinent documents or materials upon submission of a written request to the Committee, provided the Committee finds the requested documents or materials are pertinent to the appeal.

            On the basis of its review, the Committee shall make an independent determination of the Claimant's eligibility for benefits under the Plan. The decision of the Committee on any claim for benefits shall be final and conclusive upon all parties thereto.

            In the event the Committee denies an appeal in whole or in part, the Committee shall give written notice of the decision to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant the specific reasons for such denial and which shall make specific reference to the pertinent Plan provisions on which the Committee decision was based.

     (c) REVIEW OF ANNUAL STATEMENT. If a Participant or Beneficiary believes a statement he receives regarding his interest in the Plan s incorrect, such Participant or Beneficiary may submit a written request for correction or verification of such Annual Statement to the Claims Coordinator, and the Claims Coordinator shall respond in writing to such request in the same manner as a claim for benefits by an applicant. If the Participant or Beneficiary believes the Claims Coordinator's response is incorrect, the Participant or Beneficiary may request in writing within 30 days of the response that the entire Committee review such statement, and the Committee shall follow the same procedure with respect to such request as provided above for a Claimant.

     10.13 SERVICE OF PROCESS. The Committee may from time to time designate an agent of the Plan for the service of legal process. The Committee shall cause such agent to be identified in materials it distributes or causes to be distributed when such identification is required under applicable law. In the absence of such a designation, the Company shall be the agent of the Plan for the service of legal process.

     10.14 PAYMENT TO MINORS OR PERSONS UNDER LEGAL DISABILITY. If any benefit becomes payable to a minor or to a person under a legal disability, payment of such benefit shall be made only to the conservator or the guardian of the estate of such person appointed by a court of competent jurisdiction or such other person or in such other manner as the Committee determines is necessary to ensure that the payment will legally discharge the Plan's obligation to such person.

     10.15 UNIFORM APPLICATION OF RULES AND POLICIES. The Committee in exercising its discretion granted under any of the provisions of the Plan or the Trust Agreement shall do so only in accordance with rules and policies established by it which shall be uniformly applicable to all Participants.

     10.16 FUNDING POLICY. The Plan is to be funded through Participating Company contributions and earnings on such contributions, and benefits shall be paid to Participants and Beneficiaries as provided in the Plan. The Board shall determine investment policies from time to time that are consistent with the objectives of the Plan.

                                  ARTICLE XI

                           INVESTMENT OF PLAN ASSETS



     11.01 TRUST FUND INVESTMENTS. The investment and reinvestment of Plan assets held in the Trust Fund shall be governed by the terms of the Trust Agreement and the provisions of this Article.

     11.02  GENERAL RESPONSIBILITY AND AUTHORITY FOR INVESTMENT OF TRUST ASSETS.

     (a)    THE BOARD.

            (1) The assets of the Trust Fund shall be invested and reinvested by the Trustee as directed by the Board, unless the Board delegates investment responsibility and authority for all or a portion of the Trust Fund to the Trustee pursuant to the provisions of subsection (b) or to an Investment Manager pursuant to the provisions of subsection (c).

            (2) All directions by the Board to the Trustee concerning the investment, reinvestment or management of assets of the Trust Fund shall be made, in writing or in such other manner as is acceptable to the Trustee, by the member or members of the Board that have been designated by the Board in writing to the Trustee from time to time.

     (b)    THE TRUSTEE.

            (1) The Board may by written resolution delegate to the Trustee the responsibility and authority to invest and reinvest the assets of all or any portion of the Trust Fund, provided however that the Trustee accepts such investment responsibility and authority in writing.

            (2) In the event that the Board delegates investment responsibility and authority to the Trustee, the Investment Advisory Committee shall have the duty and power to review the investment performance of the Trustee at periodic intervals and report to the Board regarding such performance.

            (3) The Board may revoke the delegation of any investment responsibility and authority to the Trustee by written notice to the Trustee of such revocation, and the Trustee may relinquish its investment responsibility and authority to the Board by written notice to the Board. In either event, the investment responsibility and authority that had been delegated to the Trustee shall be restored to the Board, effective upon receipt of such written notice by the Trustee or the Board.

     (c)    INVESTMENT MANAGERS.

            (1) The Board has the power and authority to appoint one or more Investment Managers. Each Investment Manager so appointed shall have the power and authority to invest, acquire, manage or dispose of the assets of the Trust Fund under its management and control, and to direct the Trustee with respect to the investment and reinvestment of such assets.

            (2) If the Board elects to delegate investment authority for the assets of all or any portion of the Trust Fund to an Investment Manager pursuant to paragraph (1), the Board shall deliver a written resolution to such effect to the Trustee, which resolution shall specify the portion of the Trust Fund affected. Upon receipt of such resolution, the Trustee will be obligated to follow the investment directions of the Investment Manager with respect to the assets of the specified portion of the Trust Fund until such Investment Manager resigns or is removed or replaced by the Board. The Trustee shall not be a party to any agreement between the Company and an Investment Manager, and shall have no responsibility respecting the terms and conditions of such agreement.

            (3) In exercising its authority to delegate investment authority to an Investment Manager, the Board has the duty, responsibility and power to:

                   (A) Examine and analyze the performance of prospective Investment Managers;

                   (B)  Select an Investment Manager or Managers;

                   (C) Determine the portion of the Trust Fund that shall be under the management and control of each Investment Manager;

                   (D) Issue appropriate instructions to the Trustee and to each Investment Manager regarding the allocation of investment authority;

                   (E) Review the performance of each Investment Manager at periodic intervals; and

                   (F) Remove any Investment Manager when the Board deems such removal to be necessary or appropriate.

                   In order to assist the Board in the performance of the aforementioned duties, responsibilities and powers, the Investment Advisory Committee shall have the duty and power to: (i) examine and analyze the performance of prospective Investment Managers and report to the Board regarding such performance; (ii) make recommendations to the Board regarding the selection of an Investment Manager or Managers; (iii) make recommendations to the Board regarding the portion of the Trust Fund that should be under the management and control of each Investment Manager; (iv) make recommendations to the Board regarding the allocation of investment authority between the Trustee and any Investment Manager; (v) review the investment performance of each Investment Manager at periodic intervals and report to the Board regarding such performance; and (vi) make recommendations to the Board regarding the removal of any Investment Manager.

            (4) All directions by an Investment Manager to the Trustee concerning the investment, reinvestment or management of assets of the Trust Fund shall be made, in writing or in such other manner as is acceptable to the Trustee, by such person or persons as the Investment Manager designates in writing to the Trustee from time to time.

            (5) An Investment Manager may engage any investment adviser or investment counselor that it deems necessary or appropriate, and may provide for directions concerning the investment and reinvestment of the assets of the Trust Fund under its management and control to be made directly to the Trustee by such adviser or counselor as its agent, provided however that the Investment Manager acknowledges in writing to the Trustee that the directions of such agent shall be considered the directions of the Investment Manager and that the Investment Manager shall be responsible for the directions of such agent.

            (6) If an Investment Manager resigns or is removed by the Board, the Company shall notify the Trustee in writing of such resignation or removal. Upon receipt of such notice, the power and authority to invest and reinvest the assets of the Trust Fund formerly under the control and management of the Investment Manager shall return to the Company unless the Company indicates that a successor Investment Manager has been appointed.

            (7) Each Investment Manager shall receive for its services reasonable compensation as agreed upon in writing between the Company and the Investment Manager from time to time.

     (d) FIDUCIARY RESPONSIBILITY. Whenever a person or organization (the "Delegating Party") has the power and authority under the Plan or this Trust Agreement to delegate discretionary power and authority respecting the control, management, operation or administration of the Plan or any portion of the Trust Fund another person or organization (the "Appointee"), the Delegating Party's responsibility with respect to such delegation is limited to the selection of the Appointee and a periodic review of the Appointee's performance and compliance with applicable law or regulations. Any breach of fiduciary responsibility by the Appointee which is not proximately caused by the Delegating Party's failure to properly select or supervise the Appointee, and in which breach the Delegating Party does not otherwise participate, shall not be considered to be a breach of fiduciary responsibility by the Delegating Party.

     11.03 THE TRUST AGREEMENT. Pursuant to written action by the Board, the Company has the exclusive authority to amend, terminate or rescind the Trust Agreement and to enter into a successor Trust Agreement to provide a fund for the Plan. In addition, the Board has the exclusive authority to remove the Trustee and to appoint a successor Trustee upon such terms and conditions as it deems appropriate.

     11.04 LOANS PROHIBITED. A Participant may not borrow any amount from the Plan.

     11.05 APPOINTMENT OF INVESTMENT ADVISORY COMMITTEE MEMBERS. The Board shall appoint an Investment Advisory Committee consisting of not less than three members, who shall hold office at the pleasure of the Board. Any member may resign by giving notice, in writing, filed with the Trustee and the Board.

     11.06 OFFICERS AND EMPLOYEES OF THE INVESTMENT ADVISORY COMMITTEE. The Investment Advisory Committee shall choose from its members a Chairman and shall appoint a Secretary. The Chairman may appoint one or more Assistant Secretaries for the Investment Advisory Committee who may, but need not, be members of such Committee. The Secretary (or an Assistant Secretary) shall keep a record of the Investment Advisory Committee's proceedings and all dates, records and documents pertaining to such Committee's duties and responsibilities under the Plan. The Investment Advisory Committee may employ and suitably compensate such persons or organizations to render advice with respect to the duties of the Investment Advisory Committee under the Plan as such Committee determines to be necessary or appropriate.

     11.07 ACTION OF THE INVESTMENT ADVISORY COMMITTEE. Action of the Investment Advisory Committee may be taken with or without a meeting of Investment Advisory Committee members, provided, however, that any action shall be taken only upon the vote or other affirmative expression of a majority of the Investment Advisory Committee's members qualified to vote with respect to such action. Any member of the Investment Advisory Committee may execute a certificate or other written direction on behalf of such Committee. In the event the Investment Advisory Committee members qualified to vote on any question are unable to determine such question by a majority vote or other affirmative expression of a majority of the Investment Advisory Committee members qualified to vote on such question, such question shall be determined by the Board.

     11.08 DISQUALIFICATION OF INVESTMENT ADVISORY COMMITTEE MEMBER. A member of the Investment Advisory Committee who is a Participant shall not vote on any question relating specifically to himself unless he is the sole member of such Committee.

     11.09 EXPENSES OF THE INVESTMENT ADVISORY COMMITTEE. The expense of the Investment Advisory Committee properly and actually incurred in the performance of its duties under the Plan shall be paid from the Trust Fund, unless the Participating Companies in their discretion pay such expenses.

     11.10 BONDING AND COMPENSATION. The members of the Investment Advisory Committee shall serve without bond, except as may be required by ERISA, and without compensation for their services as Investment Advisory Committee members.

                                  ARTICLE XII

                      TERMINATION AND PARTIAL TERMINATION



     12.01 CONTINUANCE OF PLAN. The Participating Companies expect to continue this Plan indefinitely, but they do not assume an individual or collective contractual obligation to do so, and the right is reserved to the Company, by action of the Board, to terminate the Plan. In addition, subject to Section 12.04, any Participating Company at any time may discontinue its participation in the Plan with respect to its Employees.

     12.02 COMPLETE VESTING. If the Plan is terminated, the Accrued Benefits of all affected Participants at the time of such termination shall become 100% vested and nonforfeitable to the extent funded as of such date without regard to their Years of Service, except as otherwise provided in Treasury Regulation 1.411(a)-4. For purposes of this Section, a Participant who has a Severance and is not again an Employee at the time the Plan is terminated shall not be an affected Participant entitled to full vesting if, after such Severance and before such termination, the Participant incurred five consecutive One Year Breaks in Service or received a distribution of his entire vested interest in the Plan attributable to Participating Company contributions. Notwithstanding any provision of the Plan to the contrary, if the value of a Participant's entire vested interest in the Plan attributable to employer and employee contributions at the time of such Participant's Severance equals $0, the Participant shall be deemed to receive a distribution of that amount upon his Severance.

     In the event of a partial termination of the Plan, the Accrued Benefits of those Participants who cease to participate on account of the facts and circumstances which result in the partial termination shall become 100% vested and nonforfeitable to the extent funded as of such date without regard to their Years of Service.

     12.03 ALLOCATION OF ASSETS. In the event of the termination or partial termination of the Plan, the Trust Fund shall be allocated among the Participants and Beneficiaries in the following order (except that in the event of a partial termination, such allocation shall be with respect to the portion of the Trust Fund as to which such partial termination has occurred):

                                     XII-1

     (a)    First,

            (1) In the case of the benefit of a Participant or Beneficiary who was receiving payments as of the beginning of the three year period ending on the termination or partial termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the five year period ending on such date) under which such benefit would be the least.

            (2) In the case of a Participant's or Beneficiary's benefit (other than a benefit described above) which would have been paid as of the beginning of such three year period if the Participant had retired prior to the beginning of such three year period and if his benefits had commenced (in the normal form of distribution) as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the five year period ending on such date) under which such benefit would be the least.

     (b) Second, to all other benefits under the Plan subject to guarantee by the Pension Benefit Guaranty Corporation.

     (c) Third, to all other nonforfeitable benefits under the Plan not subject to guarantee by the Pension Benefit Guaranty Corporation.

     (d)    Fourth, to all other benefits under the Plan.

     12.04 WITHDRAWAL BY PARTICIPATING COMPANY. A Participating Company may withdraw from participation in the Plan only with the approval of the Board. If any Participating Company withdraws from the Plan, a copy of resolutions of the Board of Directors of such Participating Company adopting such action, certified by the secretary of such Board of Directors and reflecting approval by the Board, shall be delivered to the Committee as soon as it is administratively feasible to do so, and the Committee shall communicate such action to the Trustee and to the Employees of the Participating Company.

     12.05  PREVENTION OF DISCRIMINATION ON EARLY TERMINATION.

     (a) RESTRICTED EMPLOYEES. Notwithstanding any provisions of the Plan other than Article IX to the contrary, the benefits provided by Participating Company contributions for Participants who are among the 25 highest paid Employees at the

                                     XII-2
            time the Plan is established and whose anticipated annual benefit exceeds $1,500 will be restricted as provided in subsection (c) upon the occurrence of any of the conditions described in subsection (b).

     (b) CONDITIONS FOR RESTRICTION. The restrictions set forth in this Section will apply under any of the following conditions:

            (1) The Plan is terminated within 10 years after its establishment;

            (2) The benefits of such highest paid Employee become payable within 10 years after the establishment of the Plan; or

            (3) If the Plan is not subject to the minimum funding standards of Section 412 of the Code (without regard to Section 412(h)(2)), the benefits of such Employee become payable after the Plan has been in effect for 10 years, and the full current costs of the Plan for the first 10 years have not been funded.

     (c) EFFECT OF RESTRICTION. Participating Company contributions which may be used for the benefit of an Employee described in subsection (a) shall not exceed the greater of $10,000, or 20% of the first $50,000 of the Employee's Compensation multiplied by the number of years between the date of the establishment of the Plan and:

            (1) If (b)(l) applies, the date of the termination of the Plan;
                   ---------------

            (2) If (b)(2) applies, the date the benefits become payable; or
                   ---------------

            (3) If (b)(3) applies, the date of the failure to meet the full
                   ---------------
                current costs.

     (d) AMENDMENT OF PLAN. If the Plan is amended so as to increase the benefit actually payable in event of the subsequent termination of the Plan, or the subsequent discontinuance of contributions thereunder, then the provisions of this Section shall be applied to the Plan as so changed as if it were a new plan established on the date of the change. The original group of 25 Employees (as described in subsection (a)) will continue to have the limitations in subsection (c) apply as if the Plan had not been changed. The restrictions relating to the change of Plan shall apply to benefits or funds for each of the 25 highest paid Employees on the

                                     XII-3
            effective date of the change except that such restrictions need not apply with respect to any Employee in this group for whom the normal annual pension or annuity provided by Participating Company contributions prior to that date and during the ensuing ten years, based on his rate of Compensation on that date, could not exceed $1,500.

            The Participating Company contributions which may be used for the benefit of the new group of 25 Employees will be limited to the greatest of:

            (1) The Participating Company contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee if the previous plan had been continued without change;

            (2)    $20,000; or

            (3) The sum of (A) the Participating Company contributions (or funds attributable thereto) which would have been applied to provide benefits for the Employee under the previous plan if it had been terminated the day before the effective date of change, and (B) an amount computed by multiplying the number of years for which the current costs of the Plan after that date are met by (i) 20% of his annual Compensation, or (ii) $10,000, whichever is smaller.

     (e) MODIFICATION OF RESTRICTION. Notwithstanding the above limitations, the following limitations will apply if they would result in a greater amount of Participating Company contributions being used for the benefit of the restricted Employee:

            (1) In the case of a "substantial owner" (as defined in Section 4022(b)(5) of ERISA), a dollar amount which equals the present value of the benefit guaranteed for such Employee under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the Pension Benefit Guaranty Corporation; and

                                     XII-4

            (2) In the case of the other restricted Employees, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of the Pension Benefit Guaranty Corporation) without regard to any other limitations in Section 4022 of ERISA.

     (f) SPECIAL RULE FOR PLAN TERMINATION. If, as of the date this Plan terminates, the value of Plan assets is not less than The present value of all Accrued Benefits (whether or not nonforfeitable), distributions to each Participant equal to the present value of that Participant's Accrued Benefit will not be discriminatory if the formula for computing benefits as of the date of termination is not discriminatory. For the purpose of this subsection, all present values and the value of Plan assets will be computed using assumptions satisfying Section 4044 of ERISA.

     (g) SPECIAL RULE FOR SINGLE SUM PAYMENT. Notwithstanding the otherwise applicable restrictions under this Section, a Participant's otherwise restricted benefit may be distributed in full upon depositing with an acceptable depository property having a fair market value equal to 125% of the amount which would be repayable as a distribution in excess of the permitted amount had the plan terminated on the date of the single sum payment. If the market value of the property held by the depository falls below 110% of the amount which would be repayable if the plan were then to terminate, additional property necessary to bring the value of the property held by the depository up to 125% of such amount will be deposited.

     (h) SPECIAL RULE FOR DISABILITY OR NORMAL RETIREMENT BENEFITS. These conditions shall not restrict the current payment of full disability or retirement benefits called for by the Plan for any retired or disabled restricted Participant if:

            (1) The Participating Company contributions which may be used for any such Participant in accordance with the restriction contained in subsection(a) are applied either: (A) to provide level amounts of annuity in the normal

                                     XII-5
                   form of benefit provided for under the Plan for such Participant at retirement (or, if he has already retired, beginning immediately), or (B) to provide level amounts of annuity in an optional form of benefit provided under the Plan if the level amount of annuity under such optional form of benefit is not greater than the level amount of annuity under the normal form of benefit provided under the Plan;

            (2) The annuity thus provided is supplemented to the extent necessary to provide the full retirement benefit in the normal form called for under the Plan by current payments to such Participant as such benefits become due; and

            (3) Such supplemental payments are made at any time only if the full current costs of the Plan have been met, or the aggregate of such supplemental payments for all such Participants does not exceed the aggregate Participating Company contributions already made under the Plan in the current Plan Year.

     (i) USE OF EXCESS FUNDING. Excess funding arising from the application of the limitations of this Section upon the benefits of the restricted Participants shall first be applied in a non-discriminatory manner to provide for the Accrued Benefits of nonrestricted Participants. After the satisfaction of the liabilities for Accrued Benefits of such nonrestricted Participants, any remaining excess funding shall be applied to provide for the restricted portion of the Accrued Benefits of restricted Participants in a nondiscriminatory manner.

     (j) This Section 12.05 is included herein to conform to the requirements of Treasury Regulation Section 1.401-4(c) and shall cease to be effective either at such time as the provisions of Treasury Regulation Section 1.401-4(c) or any substitute therefor are no longer effective or applicable, or at such time as the Internal Revenue Service rules that these provisions are unnecessary to prevent discrimination in favor of Highly Compensated Employees. Accordingly, effective as of the first day

                                     XII-6
            of the first Plan Year beginning on or after January 1, 1994, the provisions of paragraph (k) shall be applicable.

     (k) In the event of Plan termination, the benefit of any Highly Compensated Employee (and any highly compensated former Employee) shall be limited to a benefit that is nondiscriminatory under
            Section 401(a)(4) of the Code. Annual payments to a Participant described in the preceding sentence shall be restricted to an amount equal to the payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and the Participant's other benefits under the Plan.

            (i) The restrictions set forth in the preceding paragraph shall not apply if:

                   (A)  After payment to a Participant described in subsection
                        (ii) of all benefits described in subsection (iii), the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Code Section 412(1)(7); or

                   (B) The value of all benefits described in subsection (iii) for a Participant described in subsection (ii) is less than one percent (1%) of the value of current liabilities.

           (ii) Participants whose benefits are restricted on distributions shall include all Participants who are Highly Compensated Employees and Highly Compensated former Employees. In any one
                   (1) year the total number of Participants whose benefits are subject to restriction under this Section 12.05(k) shall be a group consisting of the twenty-five (25) Participants who are Highly Compensated Employees or Highly Compensated former Employees whose compensation was the highest.

          (iii) For the purpose of this Section 12.05(k), the term "benefit" shall include amounts under this Plan attributable to loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Participant, and any death benefits not provided for by insurance on the Participant's life.

                                     XII-7

           (iv) This Section 12.05(k) is included herein to conform to the requirements of Income Tax Regulation Section 1.401(a)(4)- 5(b) and will remain in effect unless the Internal Revenue Service determines that such rules are not necessary to prevent prohibited discrimination that may occur in the event of any early termination of the Plan.

     (l) Highly Compensated Employee shall mean any Employee who performs services with respect to the Employer during the Plan Year (the "determination year") and who is described in one or more of the following groups applicable with respect to the determination year or the look back year determined pursuant to Treasury Regulation
            Section 1.414(q)-1T. Accordingly, the Employer hereby elects to make the look back calculation on the basis of the calendar year ending with or within the applicable determination year. Such Employees shall include any Employee who:

            (i)    Was at any time a five percent owner as defined under Code
                   Section 416(i)(1); or

           (ii) Received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code Section 415(d)); or

          (iii) Received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and who was in the Top Paid Group of Employees for such Plan Year or such preceding Plan Year; or

           (iv) Was at any time an officer and received Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year or such preceding Plan Year.

            (v) An Employee not described in paragraphs (i), (ii) or (iii) above for the preceding Plan Year ("look back year") shall not be treated as an Employee described in such paragraphs for the current Plan Year unless such Employee is one of the 100 Employees who receive the most Compensation from the Employer during the current Plan Year.

                                     XII-8

           (vi) For the purposes of paragraph (iii) above, the term "Top Paid Group" shall mean the top 20% of active Employees ranked on the basis of Compensation received from the Employer during the Plan Year.

          (vii) For the purposes of paragraph (iv) above, no more than 50 Employees or, if less, the greater of three Employees or 10% of the Employees shall be treated as officers. If for any Plan Year no officer of the Employer is described under paragraph (iv), the highest paid officer of the Employer for such Plan Year shall be treated as described in such paragraph.

         (viii) If any Employee is a Family Member of a five percent owner or a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation during a Plan Year, then such Employee shall not be considered a separate Employee and any Compensation paid to such Employee (and any contribution made on behalf of such Employee) shall be treated as if it were paid to or on behalf of the five percent owner or Highly Compensated Employee.

           (ix) A former Employee shall be treated as a Highly Compensated former Employee if such Employee was a Highly Compensated Employee when such Employee separated from Service, or such Employee was a Highly Compensated Employee at any time after attaining age 55.

            (x)    For the purpose of this Section 12.05:

                   (i) The term "Compensation" shall have the meaning given such term by Code Section 415(c)(3) as adjusted and modified by Treasury Regulation Section 1.414(q)-1T.

                  (ii)   Employers aggregated under Code Sections 414(b), (c),
                         (m), (n), or (o) shall be treated as a single Employer.

           (xi) The determination of who is a Highly Compensated Employee, including the determination of the number and identity of the Employees in the Top Paid Group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in

                                     XII-9
                   accordance with Code Section 414(q) and the regulations thereunder except as specifically provided to the contrary in Code Section 401(a)(17).

     (m) Non-Highly Compensated Employee shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

     (n) Family Member shall mean, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and spouses of such lineal ascendants or descendants.

     12.06 RESIDUAL ASSETS. Except as otherwise provided herein, no part of the Trust Fund shall be recoverable by the Participating Companies from the Trust Fund or from any Participant, Beneficiary, spouse or other person, or be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and spouses, except that any portion of the Trust Fund which remains after the satisfaction of all liabilities to such Participants, Beneficiaries, and spouses determined under the provisions of Sections 12.03 and
12.05 hereof shall, upon termination of the Plan, be distributed to the Participating Companies as directed by the Board.

                                    XII-10

                                 ARTICLE XIII

                             AMENDMENT OF THE PLAN



     13.01 RIGHT OF COMPANY TO AMEND PLAN. The Company reserves the right to amend the Plan in the manner set forth in Section 13.02 at any time and from time to time to the extent it may deem advisable or appropriate, provided, however, that:

     (a) No amendment shall increase the duties or liabilities of the Trustee or the Committee without their respective written consent;

     (b)    No amendment shall contravene the provisions of Section 15.01;

     (c) No amendment (including a change in the actuarial assumptions used for determining Actuarial Equivalents) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under
            Section 412(c)(8) of the Code. For purposes of this subsection, an amendment which has the effect of: (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after Benefit Commencement Date, but does not include a qualified disability benefit, a medical benefit, a Social Security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after Benefit Commencement Date); and

     (d) No amendment shall have the effect of reducing the percentage of the vested and nonforfeitable interest of any Participant in his Accrued Benefit nor shall the vesting provisions of the Plan be amended unless each Participant with at least five

                                    XIII-1

            Years of Service (including Years of Service, if any, disregarded pursuant to Article VII) is permitted to elect to continue to have the prior vesting provisions apply to him, within 60 days after the latest of: the date on which the amendment is adopted, the date on which the amendment is effective, or the date on which the Participant is issued written notice of the amendment.

     13.02 AMENDMENT PROCEDURE. Any amendment to the Plan shall be made only pursuant to action of the Board. A certified copy of the resolutions adopting any amendment and a copy of the adopted amendment as executed by the Company shall be delivered to the Committee and to the Trustee.

     Upon such action by the Board, the Plan shall be deemed amended as of the date specified as the effective date by such Board action or in the instrument of amendment. The effective date of any amendment may be before, on or after the date of such Board action.

     13.03. EFFECT ON OTHER PARTICIPATING COMPANIES. Unless an amendment expressly provides otherwise, all Participating Companies shall be bound by any amendment adopted pursuant to this Article XIII.

                                    XIII-2

                                  ARTICLE XIV

                   ADOPTION OF PLAN BY AFFILIATED COMPANIES



     14.01 ADOPTION PROCEDURE. Any Affiliated Company may become a Participating Company under the Plan provided that:

     (a) The Board approves the adoption of the Plan by the Affiliated Company and designates such Affiliated Company as a Participating Company;

     (b) The Affiliated Company adopts the Plan together with all amendments then in effect by appropriate resolutions of the Board of Directors of the Affiliated Company;

     (c) The Affiliated Company adopts the Trust Agreement together with all amendments then in effect by appropriate resolutions of the Board of Directors of the Affiliated Company; and

     (d) The Affiliated Company by appropriate resolution of its Board of Directors agrees to be bound by any other terms and conditions which may be required by the Board, provided that such terms and conditions are not inconsistent with the purposes of the Plan.

     14.02 EFFECT OF ADOPTION BY AFFILIATED COMPANY. An Affiliated Company which adopts the Plan pursuant to Section 14.01 shall be deemed to be a Participating Company for all purposes hereunder, unless otherwise specified in the resolutions of the Board designating the Affiliated Company as a Participating Company. In addition, the Board may provide, in its discretion and by appropriate resolutions, that the Employees of the Affiliated Company shall receive credit for their employment with the Affiliated Company prior to the date it became an Affiliated Company for purposes of determining the eligibility of such Employees to participate in the Plan, the determination of their Accrued Benefits, and the vested and nonforfeitable interest of such Employees as Participants under Article VII, provided, however, that such credit shall be applied in a uniform and nondiscriminatory manner with respect to all such Employees.

                                    XIV-1

                                  ARTICLE XV

                                 MISCELLANEOUS



     15.01  REVERSION PROHIBITED.

     (a) GENERAL RULE. Except as provided in subsections (b), (c) and (d) below, it shall be impossible for any part of the Trust Fund either
            (1) to be used for or diverted to purposes other than those which are for the exclusive benefit of Participants and their Beneficiaries (except for the payment of taxes and administrative expenses), or (2) to revert to the Company or any Affiliated Company.

     (b) DISALLOWED CONTRIBUTIONS. Each contribution of the Participating Companies under the Plan is expressly conditioned upon the deductibility of the contribution under Section 404 of the Code. If all or part of a Participating Company's contribution is disallowed as a deduction under the Code, and the contribution of the disallowed amount was due to a good faith mistake in determining the deductibility of the contribution, then such disallowed amount (reduced by any Trust Fund losses attributable thereto) may be returned to the Participating Company with respect to which the deduction was disallowed within one year after the disallowance upon the adoption of appropriate resolutions by the Board of Directors of the Participating Company.

     (c) MISTAKEN CONTRIBUTIONS. If a contribution is made by a Participating Company by reason of a mistake of fact which was made in good faith, then so much of the contribution as was made as a result of the mistake (reduced by any Trust Fund losses attributable thereto) may be returned to such Participating Company within one year after the mistaken contribution was made upon the adoption of appropriate resolutions by the Board of Directors of the Participating Company.

     (d) FAILURE TO QUALIFY. In the event the Internal Revenue Service shall determine that the Plan and the Trust Agreement as amended by amendments acceptable to the Company, initially fail to constitute a qualified plan and trust under the Code, then notwithstanding any other provisions of the Plan or the Trust Agreement, the contributions made by the Participating Companies prior to the date of such determination may be returned to the Participating Companies upon adoption of appropriate resolutions by the Board of Directors of each Participating Company.

     15.02  BONDING, INSURANCE AND INDEMNITY.

     (a) BONDING. To the extent required under the ERISA or any other applicable federal or state law of similar import, the Participating Companies shall obtain, pay for and keep current a bond or bonds with respect to each Committee member and each Employee who receives, handles, disburses, or otherwise exercises custody or control of, any of the assets of the Plan.

     (b) INSURANCE. The Participating Companies, in their discretion, may obtain, pay for and keep current a policy or policies of insurance, insuring the Committee members, the members of the Board of Directors of each Participating Company and other Employees to whom any fiduciary responsibility with respect to the administration of the Plan has been delegated against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such connection with the performance of their duties, responsibilities and obligations under the Plan and any applicable law.

     (c) INDEMNITY. If the Participating Companies do not obtain, pay for and keep current the type of insurance policy or policies referred to in subsection (b), or if such insurance is provided but any of the parties referred to in subsection (b) incur any costs or expenses which are not covered under such policies, then the Participating Companies shall indemnify and hold harmless, to the extent permitted by law, such parties against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such parties in performing their duties and responsibilities under this Plan, provided that such party or parties were acting in good faith within what was reasonably believed to have been the best interests of the Plan and its Participants.

     15.03 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS. There shall be no merger or consolidation of all or any part of the Plan with, or transfer of the assets or liabilities of all or any part of the Plan to, any other Qualified Plan unless each Participant who remains a Participant hereunder and each Participant who becomes a participant in the other Qualified Plan would receive a benefit immediately after the merger, consolidation or transfer (determined as if the other Qualified Plan and the Plan were then terminated) which is equal to or greater than the benefit they would have been entitled to receive under the Plan immediately before the merger, consolidation or transfer if the Plan had then terminated.

     15.04  SPENDTHRIFT CLAUSE.

     (a) GENERAL RULE. Except as provided in subsection (b), the rights of any Participant or Beneficiary to and in any benefits under the Plan shall not be subject to assignment or alienation, and no Participant or Beneficiary shall have the power to assign, transfer or dispose of such rights, nor shall any such rights to benefits be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.

     (b) QUALIFIED DOMESTIC RELATIONS ORDER. Subsection (a) shall not apply to a "qualified domestic relations order." A "qualified domestic relations order" means a judgment, decree or order made pursuant to a state domestic relations law which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant; creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan; and meets the following additional requirements:

            (1)    Such order clearly specifies:

                   (A) The name and the last known mailing address (if any) of the Participant and the name and mailing address of each alternate payee covered by the order.

                   (B) The amount or percentage of the Participant's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined.

                   (C) The number of payments or period to which such order applies.

                   (D)  Each plan to which such order applies.

            (2)    Such order does not require:

                   (A) The provision of any type or form of benefit, or any option, not otherwise provided under the Plan.

                   (B) The provision of increased benefits (determined on the basis of actuarial value).

                   (C) The payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

     15.05 RIGHTS OF PARTICIPANTS. Participation in the Plan shall not give any Participant the right to be retained in the employ of the Company or Affiliated Company or any right or interest in the Plan or the Trust Fund except as expressly provided herein.

     15.06 GENDER, TENSE AND HEADINGS. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     Headings of Articles, Sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

     15.07 COUNTERPARTS. This Plan and any amendments thereto may be executed in an original and any number of counterparts, each of which shall be deemed to be an original of one and the same instrument.

     15.08 GOVERNING LAW. The Plan shall be construed and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of California.


                                Executed this 22nd day of December 1994.


                                "Company"

                                WHITTAKER CORPORATION


                                By /s/ Thomas A. Brancati, President
                                   ------------------------------------------


                                By /s/ Richard B. Levin, Chief Financial Officer
                                   ---------------------------------------------

                                  APPENDIX A

                      SPECIAL RULES FOR CERTAIN EMPLOYEES



     1.     SPECIAL RULE FOR FORMER EMPLOYEES OF CROWN ALUMINUM INDUSTRIES
            DIVISION.

     (a) The provisions of this Section shall apply to any Participant who was employed by the Crown Aluminum Industries Division of the Company as of February 17, 1977, if (1) such Participant was a Participant in this Plan as of such date, and (2) as of February 18, 1977 such Participant became an employee of Hunter Douglas, Inc. (or of a related corporation which is a member of a controlled group of corporations including Hunter Douglas, Inc., within the meaning of
            Section 414 of the Code).

     (b) In the case of a Participant to whom this Section applies, Days of Service shall accrue with respect to periods of employment by Hunter Douglas, Inc. (or by a related corporation described in subsection
            (a) above) for the limited purpose of determining such Participant's Vested Service under this Plan. Such Vested Service shall be taken into account for the limited purpose of determining (1) the nonforfeitable percentage of such Participant's Accrued Benefit, (2) such Participant's eligibility to begin receiving early retirement benefits, (3) the entitlement of such Participant's Spouse to a death benefit pursuant to Section 6.01 and (4) whether a break in service and forfeiture of benefits has occurred, all with respect to the Accrued Benefit of such Participant as of February 17, 1977.

     (c) Days of Service and Vested Service to be recognized pursuant to this Section shall be computed as provided in Sections 1.14 and 1.50, respectively, as though Hunter Douglas, Inc. and the related corporations described in subsection (a) above were Affiliated Companies but not Participating Companies. In computing the Days of Service and Vested Service of any Participant to whom this Section applies (for periods of employment by Hunter Douglas, Inc. and its related corporations described in subsection (a) above), the Committee may, in its discretion conclusively rely upon information supplied by Hunter Douglas, Inc. and its related corporations, and all Participants and Beneficiaries shall be bound thereby.

     (d) Notwithstanding any other provision to the contrary in this Plan or in this Section, no individual employed by Hunter Douglas, Inc. or by a corporation related to it shall, by reason of such employment,
            (1) earn any additional Benefit Service after February 17, 1977, (2) increase his minimum monthly retirement benefit beyond the amount accrued as of February 17, 1977, (3) be eligible for any increased benefits resulting from any amendment to the Plan increasing the level, amount, type or commencement date of benefits (except an amendment expressly so providing) or (4) be otherwise eligible for an increase in his Accrued Benefit determined as of February 17, 1977.

     (e) If a Participant to whom this Section applies is reemployed by the Company or any Affiliated Company and again becomes eligible to accrue benefits under the Plan, Days of Service and Vested Service recognized under this Section shall not be taken into account for any purpose with respect to benefits accrued during such new period of active participation in this Plan, unless otherwise determined by the Committee. In the case of a Participant to whom this Section applies, for the limited purpose of determining when such Participant's benefits shall be payable, termination of employment with Hunter Douglas, Inc. and its related corporations (as described in subsection (a) above) shall be treated as a Severance.

     2. PAST SERVICE RECOGNITION FOR EMPLOYEES COVERED UNDER COLLECTIVE BARGAINING AGREEMENT. Notwithstanding any other provision of the Plan to the contrary, for those Employees who were actively employed by the Company or any Affiliated Company as of January 1, 1981, service with the Company or any Affiliated Company which was performed prior to January 1, 1976 shall not fail to be recognized under the Plan for purposes of determining eligibility to participate or vesting merely because such service was performed by Employees who were covered by a collective bargaining agreement and did not participate in the Plan.

     3. SPECIAL PROVISION FOR BERWICK FORGE AND FABRICATING DIVISION EMPLOYEES. This Section shall apply to any Participant who (a) is employed on or after July 1, 1978 by the Berwick Forge and Fabricating Division of the Company,
(b) is represented by United Steelworkers of America, Local 8567, and (c) is entitled to receive a retirement benefit under the Plan by reason of the amendment and merger into this Plan of the Pension Plan For Employees Who Are Members Of The Berwick Industrial Workers Union ("Berwick Plan"). In the case of a Participant to whom this Section applies, the amount of the retirement benefit, if any, which the Participant is entitled to receive pursuant to
Section 5.03(a) of the Plan with respect to "credited service" which was earned and recognized on or before June 30, 1972 under the Berwick Plan shall be $5.50 per month for each year of such "credited service." For purposes of this Section only, the term "credited service" shall have the meaning ascribed to it under provisions of the Berwick Plan as in effect immediately prior to amendment and merger of the Berwick Plan into this Plan.

     4. SPECIAL PROVISION FOR CERTAIN PARTICIPANTS IN THE PLAN AND THE WHITTAR INDUSTRIES, LTD. EMPLOYEES' PENSION PLAN.

     (a) The following special rules shall apply to certain participants in the Whittar Industries, Ltd. Employees' Pension Plan (the "Whittar Plan"), which was merged into the Plan:

            (1) Participants in the Whittar Plan who were employees of the Partnership on the Closing Date and immediately thereafter became employees of Metals, the Grant Partnership or the Grant General Partner shall not accrue any additional benefits under the Whittar Plan or this Plan after the Closing Date, unless they become Participants in this Plan. However, the interest of such participants in their accrued benefits under the Whittar Plan as of the Closing Date shall continue to become vested and nonforfeitable in accordance with the terms of this Plan based on such Participants' service with Metals, the Grant Partnership or the Grant General Partner (or any other trade or business that is treated as a single employer with Metals, the

                   Grant Partnership or the Grant General Partner under Section 414(b), (c) or (m) of the Code) after the Closing Date.

            (2) Participants in the Whittar Plan who were employees of the Partnership on the Closing Date and immediately thereafter became employees of Whittar (including employees of the Technibilt Business) shall become Participants in their Plan in accordance with Article II and shall accrue benefits under the Plan in accordance with Article V. In no event shall such Participants' Accrued Benefits under the Plan at any time after the Closing Date be less than such Participants' accrued benefits under the Whittar Plan as of the Closing Date.

            (3) All other participants in the Whittar Plan on the Closing Date shall be entitled to receive payment of their vested accrued benefits under the Whittar Plan in accordance with the terms of this Plan, but shall only become Participants in this Plan if they satisfy the eligibility requirements of
                   Article II.

     (b) Accrued Benefits which were transferred from the Whittar Plan to this Plan shall be distributable in accordance with the terms of this Plan, except that a participant in the Whittar Plan who became employed by Metals, the Grant Partnership or the Grant General Partner after the Closing Date shall not be considered to have a Severance until the participant separates from service with Metals, the Grant Partnership, the Grant General Partner (or any other trade or business that is treated as a single employer with Metals, the Grant Partnership or the Grant General Partner under Section 414(b),
            (c) or (m) of the Code), the Company and all Affiliated Companies.

     (c) Participants in the Plan who were Employees on the Option Closing Date and immediately thereafter became employees of Metals, the Technibilt Partnership or the Technibilt General Partner shall not accrue any additional benefits under this Plan after the Option Closing Date, unless they again become eligible to participate in this Plan in accordance with Article II. However, the interest of such

            Participants in their Accrued Benefits shall continue to become vested and nonforfeitable in accordance with the terms of this Plan based on such Participants' service with Metals, the Technibilt Partnership or the Technibilt General Partner (or any other trade or business that is treated as a single employer with Metals, the Technibilt Partnership or the Technibilt General Partner under
            Section 414(b), (c) or (m) of the Code) after the option Closing
            Date.

     (d) For purposes of this Section 4, the following terms shall have the meaning given them in the Master Agreement dated December 12, 1986 by and among Whittar Industries, Ltd., The Arlen Corporation, Arlen Metals Corporation, Whittaker Metals Corporation and Whittaker
            Corporation: Closing Date; Grant General Partner; Grant Partnership; Metals; Option Closing Date; Technibilt Business; Technibilt General Partner; and Technibilt Partnership.

     5. SPECIAL RULES FOR FORMER EMPLOYEES OF CERTAIN DIVISIONS AND SUBSIDIARIES. The provisions of this Section 5 shall apply to Participants who were employed by the following divisions or subsidiaries and who ceased to be Employees in connection with the sale of such divisions or subsidiaries. Such a Participant's service with the specified division or subsidiary began being taken into account under the Plan as of the date indicated in the following schedule. The Participant's subsequent service with the purchaser of the division or subsidiary shall continue to be taken into account under the Plan for purposes of determining the Participant's Days of Service and Vested Service.

                                                             Date from which
         Division or subsidiary         Date of sale       service is counted
     ------------------------------   ----------------   ----------------------
     Crown Aluminum                       06/01/77            01/01/69
     Medicus Affiliates                   04/15/83            Date of hire
     Microbiological Assoc.               07/27/84            Date of hire
     Acrodyne                             12/06/84            10/31/78
     Toxigenics                           02/10/85            Date of hire
     Trojan Yacht                         03/01/85            08/16/54
     Bertram Yacht                        03/01/85            01/01/70
     Balboa Marine                        06/30/86            03/01/70

                                                             Date from which
         Division or subsidiary         Date of sale       service is counted
     ------------------------------   ----------------   ----------------------
     Kettenburg Marine                    06/30/86            12/01/57
     Grant Products Non-union             12/12/86            Date of hire
     Juster Steel                         04/26/87            10/01/75 (BU)
                                                              07/01/68 (NB)
     Duall/Wind Plastics                  10/29/89            02/01/69
     Ram Chemicals                        09/29/89            Date of hire
     Thompson Paint Co.                   09/29/89            08/01/88
     Ram Chemicals (East)                 09/29/89            Date of hire
     Whittaker Plastics:
        Doran                             10/01/89            Date of hire
        Anjac                             10/01/89            Date of hire

     6. SPECIAL RULES FOR RECOGNITION OF SERVICE WITH CERTAIN FORMER EMPLOYERS. This Section 6 shall apply to Participants who formerly were employed by the following entities and who became Employees in connection with the acquisition of such entities by the Company. Such a Participant's prior service with such an entity shall be taken into account under the Plan from the date indicated for purposes of determining the Participant's Days of Service and Vested Service.

                                       Effective date       Date from which
                 Entity                  of coverage       service is counted
     ------------------------------   ----------------   ----------------------
     Atech                                05/17/85            Date of hire
     Batavia                              07/01/68            07/01/68
     Bauer                                07/01/68            07/01/68
     Colton                               07/01/68            Date of hire
     Corporate                            11/01/67            Date of hire
     Dallas Metals                        01/01/69            Date of hire
     Dayton Chemicals                     12/01/68            Date of hire
     Decatur                              07/01/68            07/01/68
     Duall/Wind Plastics                  02/01/69            02/01/69
     Electronic Resources                 10/01/69            08/31/52
     Haynes                               01/01/79            Date of hire
     Heico                                08/10/79            Date of hire
     Houston Metals                       01/01/69            06/01/67

     Lafayette Metals                     01/01/69            01/01/69
     Norris                               01/31/85            Date of hire

                                           Effective date       Date from which
                   Entity                   of coverage        service is counted
     ----------------------------------   ----------------   ----------------------
     North Brunswick:
        Non-union                              02/01/79           Date of hire
        Bargaining unit                        11/03/81           Date of hire
        Continental Technical
        Finishes Corporation:
           Non-union                           12/03/86           Date of hire
           Bargaining unit                     12/03/86           12/03/86
     Orrville:
        Non-union                              07/01/68           07/01/68
        Bargaining unit                        10/01/72           10/01/72
     Park Chemical
        Non-union                              01/01/89           Date of hire
     Piedmont                                  11/08/88           11/08/88
     Providence Chemicals
        Non-union                              01/01/79           Date of hire
     Ram Chemicals                             07/01/68           Date of hire
        Thomson Paint Co.                      08/01/88           08/01/88
     Ram Chemicals (East)                      07/01/68           Date of hire
     Technibilt
        Non-union                              01/01/82           Date of hire
     Tulsa Metals                              01/01/69           01/01/69
     Water Management Systems                  03/01/74           Date of hire
     Whittaker Bioproducts                     01/01/70           Date of hire
     Whittaker Coating Development Lab         07/01/68           Date of hire
     Whittaker Coatings Research Center        07/01/68           Date of hire
     Whittaker Controls                        11/01/67           Date of hire
     Whittaker Electronic:
        Systems                                10/01/69           09/30/59
        Command, Control (4C's)                01/01/86           Date of hire
        Lee Telecommunications                 06/13/86           Date of hire
        REL, Inc.                              06/09/86           Date of hire
     Whittaker Ordnance                        10/24/80           Date of hire
     Whittaker Plastics:
        Doran                                  08/30/85           Date of hire
        Anjac                                  02/01/87           Date of hire
     Whittaker Power Storage Systems           11/01/67           Date of hire

     Whittaker Yardney Power:
        Systems Non-union                      03/01/70           Date of hire
        GTE Corp.                              06/13/88           Date of hire
     Winters Industries
        Non-union                              01/01/72           Date of hire
     Yardney Electric                          11/12/69           Date of hire

                          CERTIFICATE OF SECRETARY OF
                             WHITTAKER CORPORATION




            I, RICHARD B. LEVIN, do hereby certify that I am the duly elected and acting Secretary of Whittaker Corporation, a Delaware corporation, that at a special meeting of the Board of Directors of Whittaker Corporation held on December 15, 1995, the following resolutions were adopted, that they have not been modified or rescinded, and that they remain in full force and effect as of the date of this certificate:



            WHEREAS, Whittaker Corporation (hereafter the "Employer") maintains the Whittaker Corporation Employees' Pension Plan (hereafter, the "Plan") Plan Number 001; and

            WHEREAS, the Employer may amend the Plan at any time pursuant to
Article XIII; and

            WHEREAS, the Internal Revenue Service as a condition precedent to issuing a favorable determination letter as to the qualified status of the Plan under Section 401(a) of the Internal Revenue Code has requested that certain provisions of the Plan be amended; and

            WHEREAS, the Board of Directors of the Employer previously authorized the officers of the Employer to perform all appropriate ministerial actions to effect the Plan as a tax-qualified retirement plan;



            NOW, THEREFORE, the Plan shall be amended effective as of January 1, 1994 or such earlier date required by law as follows:

     Article XIII, Section 13.01(d) shall be amended in its entirety to read as follows:

            "No amendment shall have the effect of reducing the percentage of the vested and nonforfeitable interest of any Participant in his Accrued Benefit nor shall the vesting provisions of the Plan be amended unless each participant with at least three Years of Service (including Years of Service, if any, disregarded pursuant to Article VII) is permitted to elect to continue to have the prior vesting provisions apply to him, within 60 days after the latest of: the date on which the amendment is adopted, the date on which the amendment is effective, or the date on which the Participant is issued written notice of the amendment."

     Article V, Section 5.07 shall be amended to add the following Section 5.07(g) thereto:

            "(g) Applicable Law. Distributions will be made in accordance with Code Section 401(a)(9) and the Treasury
     Regulations thereunder including, but not limited to, Treasury Regulations (S)1.401(a)(9)-2."


            Executed this 15th day of December, at Simi Valley, California.




                                      /s/ Richard B. Levin
                                      __________________________________________
                                      Richard B. Levin
                                      Secretary